EXHIBIT 10.30

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

PURCHASE AGREEMENT

BETWEEN

BOMBARDIER INC.

AND

FRONTIER AIRLINES HOLDINGS, INC.

Relating to the Purchase of
Ten (10) Bombardier Q400 Series aircraft

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Frontier Airlines Holdings, Inc

TABLE OF CONTENTS

ARTICLE

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Frontier Airlines Holdings, Inc                                                                                                                                                                                               i

LETTER AGREEMENTS

Letter Agreement No. 01	Aircraft Credit Memoranda
Letter Agreement No. 02	Option Aircraft
Letter Agreement No. 03	Additional Customer Support
Letter Agreement No. 04	Buyer Furnished Equipment
Letter Agreement No. 05	Warranty Support
Letter Agreement No. 06	Goods and Services Credit Memoranda
Letter Agreement No. 07	Product Enhancements
Letter Agreement No. 08	Spares Program
Letter Agreement No. 09	[***]
Letter Agreement No. 10	[***]
Letter Agreement No. 11	[***]
Letter Agreement No. 12	[***]
Letter Agreement No. 13	[***]
Letter Agreement No. 14	[***]
Letter Agreement No. 15	[***]

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Frontier Airlines Holdings, Inc                                                                 ii

This Agreement is made on the 1ST day of September, 2006

BETWEEN:    BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having an office located at 123 Garratt Boulevard, Toronto, Ontario, Canada (“Bombardier”).

AND:                Frontier Airlines Holdings, Inc, a Delaware corporation having an office located at 7001 Tower Road, Denver, Colorado, 80249-7312 USA. (“Frontier”)

WHEREAS:	Frontier desires to purchase and Bombardier desires to sell Ten (10) Bombardier Q400 Series aircraft and related data, documents, and services on the terms and conditions set out in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, Frontier and Bombardier agree as follows:

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Frontier Airlines Holdings, Inc                                                                3

ARTICLE 1. INTERPRETATION

1.1       The headings in this Agreement are included for convenience only and shall not be used in the construction or interpretation of this Agreement.

1.2       in this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.3       In this Agreement the following expressions shall have the meaning ascribed thereto below unless otherwise expressly provided:

“Acceptance Date” means the date of execution of the Certificate of Acceptance by Frontier;

“Acceptance Period” means a period of up to [***] commencing with the Readiness Date, subject to extension pursuant to Article 8.7, commencing on the later of the Readiness Date or the date the Aircraft is actually made available to Frontier for ground inspection and acceptance flight, in which to complete the inspection and acceptance flight [***];

“Agreement” means this Agreement, including its Schedules, Annexes attached hereto, letter agreements and the Specification (each of which is incorporated in the Agreement by this reference), as they may be amended or supplemented pursuant to the provisions of the Agreement;

“Aircraft” means the aircraft to be sold and purchased pursuant to this Agreement. For the avoidance of doubt, in the event that this Agreement covers more than one aircraft (including any aircraft the subject of an option purchase), the expression “Aircraft” shall refer to any one or more of such aircraft as the context requires;

“Aircraft Purchase Price” has the meaning set out in Article 4.2;

“Base Price” has the meaning set out in Article 4.2;

“Bill of Sale” means a bill of sale in the form set out in Schedule II;

“Business Day” means any day other than a Saturday, Sunday or day on which commercial banking institutions in New York, New York, Denver, Colorado or Toronto, Ontario, Canada are authorized by law to be closed;

“Buyer Requested Changes” means changes made pursuant to Article 10.1 ;

“Buyer Selected Optional Features” means the items set out in Appendix IV;

“Certificate of Acceptance” means a certificate of acceptance in the form set out in Schedule I;

“Certificate of Receipt of Aircraft” means a certificate in the form set out in Schedule III;

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Frontier Airlines Holdings, Inc                                                                4

“Change Order” means a request for a change to the Specification in the form set out in Schedule IV;

“Delivery” means when Bombardier delivers the Aircraft and Bill of Sale to Frontier on the Delivery Date;

“Delivery Date” means the date on which Bombardier delivers the Aircraft and Bill of Sale to Frontier;

“Economic Adjustment Formula” means the economic adjustment formula attached as Appendix I to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft provided that no adjustment shall have the effect of reducing the Aircraft Purchase Price below the Base Price.

[***];

“Excusable Delay” has the meaning set out in Article 12.1;

“FAA” means the Federal Aviation Administration of the United States of America;

“Intellectual Property” means a patent, trademark, industrial design or copyright registered with a Canadian or United States office or agency having jurisdiction with respect thereto or similar office or agency of another country whose laws respect the rights of patent, trademark, industrial design and copyright owners of other countries;

“Non-Excusable Delay” has the meaning set out in Article 13.1;

“Notice” means any notice, request, approval, permission, consent or other communication to be given or required under this Agreement which must be contained in a written instrument;

“Permitted Change” has the meaning set out in Article 10.2;

“Penalty Interest Rate” means the rate equal to [***] plus [***] basis points, calculated and compounded monthly;

“PWC” means the engine manufacturer, Pratt & Whitney;

[***];

“Readiness Date” means the date on which the Aircraft will be ready for Frontier’s inspection, acceptance flight and acceptance (as notified by Bombardier to Frontier) which date, pursuant to Article 8.1, shall not be later than the [***] of the Scheduled Delivery Month;

“Regulatory Change” has the meaning set out in Article 10.3;

“Scheduled Delivery Date” has the meaning set out in Article 8.2;

“Scheduled Delivery Month” means the month specified in Appendix II for the delivery of each of the Aircraft, as modified from time to time pursuant to this Agreement;

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Frontier Airlines Holdings, Inc                                                                 5

“Specification” means type specification bearing number DS8-400 Revision 1 dated April 2002, and any subsequent amendments or modifications to this document, together with the Buyer Selected Optional Features. The Specification may be further modified from time to time in accordance with this Agreement;

“Subsidiary” of a corporation means a corporation more than 50% of whose stock or other equity interest of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors (or equivalent officials) is at the time owned directly or indirectly by such corporation;

“Taxes” has the meaning set out in Article 4.3; and

“TC” means Transport Canada.

All dollar amounts in this Agreement are in United States Dollars and all references to $ and USD have a corresponding meaning.

1.4       In this Agreement, reference to an Article, Schedule, Annex or Appendix shall be construed as a reference to an article, schedule, annex or appendix of and to this Agreement.

1.5	In this Agreement, reference to “include” or “including” shall mean including without limitation.

1.6
For the purposes of this Agreement, a corporation is an affiliate of another corporation if, but only if, one corporation is a Subsidiary of the other corporation or both corporations are Subsidiaries of the same corporation.

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Frontier Airlines Holdings, Inc                                                                    6

ARTICLE 2.     SUBJECT MATTER OF SALE

2.1
Subject to the terms and conditions of this Agreement, Bombardier will sell and Frontier will purchase Ten (10) newly manufactured Bombardier Q400 Series aircraft manufactured pursuant to the Specification as supplemented to include the Buyer Selected Optional Features.

ARTICLE 3. CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1	Bombardier shall provide to Frontier the customer support services pursuant to the provisions of Annex A.

3.2	Bombardier shall provide to Frontier the warranty and the service life policy described in Annex B [***] which shall be the exclusive warranty applicable to the Aircraft.

Unless expressly stated otherwise, the services referred to in 3.1 and 3.2 above are included in the Aircraft Purchase Price.

ARTICLE 4.     PRICE/TAXES

4.1	The price of the Aircraft shall be the Aircraft Purchase Price.

4.2

(a)	The basic price for each Aircraft (excluding the Buyer Selected Optional Features) is [***] United States Dollars ([***] USD) expressed in [***] United States Dollars.

(b)	The price for the Buyer Selected Optional Features is [***] United States Dollars ([***] USD) expressed in [***] United States Dollars.

(c)
The Base Price for each Aircraft is [***] United States Dollars ($[***] USD) expressed in [***] United States Dollars which is the sum of the basic price of the Aircraft and the price of the Buyer Selected Optional Features, expressed in [***] United States Dollars.

(d)
The Aircraft Purchase Price means for each Aircraft, the Base Price adjusted for (i) Buyer Requested Changes, (ii) any Regulatory Changes in respect of which Frontier shall pay Bombardier’s reasonable charges pursuant to Article 10, and (iii) the Economic Adjustment Formula.

(e)	[***].

4.3
The Base Price stated in [***] United States Dollars and is subject to adjustment to the Delivery Date; provided that in no event shall such adjustment result in a price adjustment that exceeds the lesser of: (A) the percentage amount calculated in accordance with the Economic Adjustment Formula, or (B) [***] per year; [***].

4.4
The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties

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Frontier Airlines Holdings, Inc                                                                    7

(“Taxes”) (other than Canadian income taxes charged on the income of Bombardier and its affiliates) which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, Frontier or the Aircraft whether or not there is an obligation for Bombardier to collect same from Frontier, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft or any other matter, good or service provided under or in connection with this Agreement.

4.5
If any Taxes (other than Canadian income taxes charged on the income of Bombardier) are imposed upon Bombardier or Frontier and become due or are to be collected from Bombardier by any taxing authority, Bombardier shall notify Frontier. If Frontier has not paid for the Aircraft in full, such Taxes shall be added to the Aircraft Purchase Price. If Frontier has paid for the Aircraft, Frontier shall promptly, but no later than ten (10) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse Bombardier for such Taxes, as the case may be, including interest and penalties.

4.6
Each of Bombardier and Frontier, at the reasonable request of the other, shall execute and deliver any documents the requesting party deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

ARTICLE 5.     PAYMENT

5.1	Bombardier has previously received from Frontier a deposit of [***]United States Dollars ([***] USD) (“Deposit”), [***] for each of the ten (10) Aircraft.

5.2	Frontier shall make payment or cause payment to be made for each Aircraft as follows:

Date Due	Percentage of [***] Aircraft Purchase Price
Contract signature	[***]
[***] prior to the first day of the Scheduled Delivery Month	[***]
The balance of the Aircraft Purchase Price	at Delivery

5.3
If Frontier fails to pay any amount payable by it under this Agreement when due, Frontier shall pay Bombardier daily interest on late payments, from the date that any payment becomes due up to and including the day of payment, at the Penalty Interest Rate. Bombardier’s right to receive such interest is in addition to any other right or remedy Bombardier has at law as a result Frontier’s failure to make payments when due including the right to terminate this Agreement in accordance with Article 14.2.

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Frontier Airlines Holdings, Inc                                                                    8

5.4
Frontier shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier’s account in the following manner or such other bank account as Bombardier may notify to Frontier from time to time:

Transfer to:                  Bank of America
1401 Elm Street
Dallas, Texas, U.S.A.
75202
Account Name:            [***]
Account #:                   [***]
ABA#                           [***]
SWIFT number:           [***]

PLEASE REFERENCE: INVOICE # AND/OR AIRCRAFT SERIAL #

5.5	All other amounts due, including any taxes, with respect to each Aircraft shall be paid on or prior to Delivery of the respective Aircraft.

5.6
Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges, encumbrances or special property interests of or created by or through Frontier, until such time as all payments referred to in this Article 5 have been made.

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Frontier Airlines Holdings, Inc                                                                    9

ARTICLE 6.     BUYER INFORMATION

6.1
During the manufacture of the Aircraft, each party shall provide the information set forth in Appendix V and such other information as either party may reasonably request that is required for such party to fulfill its obligations under this Agreement. The requesting party shall advise the other party of the specific information required and the latest date by which such information is required, and the other party shall provide such information by the date(s) so advised.

Failure, refusal or delay of Frontier to comply with the requirements of this Article that [***] may result in an increase in the Aircraft Purchase Price, a delay in the delivery of the Aircraft, or both. Further, any material revisions by Frontier to the Appendix V information that Bombardier receives after the respective due date may result in an increase in the Aircraft Purchase Price, a delay in delivery of the Aircraft, or both. Bombardier shall, in any event, provide not less than [***] prior Notice to Frontier of the same before such increase in the Aircraft Purchase Price or delay in delivery shall become effective.

For the avoidance of doubt, Frontier may [***] at least [***] to the [***] for [***] subject to [***], to be mutually agreed; provided that there shall be [***] to the [***].

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Frontier Airlines Holdings, Inc                                                                    10

ARTICLE 7.     CERTIFICATION

7.1
Bombardier has obtained or will obtain prior to Delivery of each Aircraft to Frontier, at no cost to Frontier, (a) from TC, a TC Type Certificate (Transport Category), and (b) from the FAA an FAA Type Certificate for the Aircraft.

7.2	Bombardier shall provide to Frontier a TC Certificate of Airworthiness (Transport Category) for export to the United States of America for each Aircraft on or before the Delivery Date.

7.3	Except as expressly provided in this Agreement, Bombardier shall not be obligated to obtain and/or provide any other certificates (or similar documents) or approvals as part of this Agreement.

7.4	Frontier is responsible for obtaining all import licenses and/or authorizations required to import or operate the Aircraft into any country outside of Canada.

7.5
Bombardier shall, to the extent permitted by law [***], provide Frontier with such assistance as it may reasonably request to obtain a Canadian export license to enable Frontier to export the Aircraft from Canada subject to prevailing export control regulations (including those of the United States) in effect on the Delivery Date.

7.6
Bombardier shall deliver to Frontier or, as applicable, the FAA, and at Frontier’s expense, any documents required to import and permit the registration of the Aircraft in the United States including, but not limited to, an original ink signed Bill of Sale to be pre-positioned with Frontier’s designated FAA counsel prior to Delivery and, if required, a de-registration notice in respect of the Aircraft from TC.

7.7
If the use of any of the certificates identified in this Article 7 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification as supplemented to include the Buyer Selected Optional Features. References to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

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Frontier Airlines Holdings, Inc                                                                    11

ARTICLE 8.     DELIVERY AND ACCEPTANCE PROCEDURE

8.1	The Aircraft shall be offered to Frontier for inspection and acceptance at Bombardier’s facility in Toronto, Ontario during the Scheduled Delivery Month on the Readiness Date; [***].

8.2
Bombardier shall give Frontier at least [***] advance Notice of the projected [***] and [***] advance Notice of the projected Readiness Date of each Aircraft for inspection, a schedule of the acceptance procedure, [***]. Frontier will receive immediate Notice of any change to the projected Readiness Date. In addition, Bombardier shall give Frontier at least [***] advance Notice of the actual Readiness Date.

8.3	Within [***] following receipt by Frontier of the Notice of the final Readiness Date, Frontier shall:

(a)	provide Notice to Bombardier as to the source and method of payment of the balance of the Aircraft Purchase Price;

(b)	identify to Bombardier the names of Frontier’s representatives who will participate in the inspection, acceptance flight and acceptance; and

(c)	provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Frontier.

8.4	Frontier shall complete an inspection and acceptance flight test of the Aircraft during the Acceptance Period.

8.5
Up to [***] of Frontier may participate in Frontier’s ground inspection of the Aircraft and [***] of Frontier may participate in the acceptance flight. Bombardier shall, if requested by Frontier, perform an acceptance flight [***] of not less than one (1) and not more than three (3) hours duration. Ground inspection and any acceptance flights shall be conducted in accordance with Bombardier’s acceptance procedures, a copy of which shall be provided to Frontier at least thirty (30) days prior to the Scheduled Delivery Month of the first Aircraft to be delivered under this Agreement. [***] At all times during inspection and acceptance flight tests, Bombardier shall retain possession and control over the Aircraft.

8.6
Any discrepancies Frontier discovers during the ground inspection or acceptance flight test will promptly be corrected by Bombardier, at no cost to Frontier, as soon as reasonably possible, and the Acceptance Period shall be extended as necessary. To the extent necessary to verify such correction, Bombardier shall perform a further acceptance flight or flights accompanied by Frontier’s representatives in accordance with the requirements of Article 8.5. [***]

8.7
[***], following correction of any discrepancies or any other agreement between Bombardier and Frontier in connection with the same, Frontier shall accept the Aircraft in accordance with the provisions of Article 8.8 on or before the last day of the Acceptance Period.

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Frontier Airlines Holdings, Inc                                                                    12

8.8	Upon completion by Frontier of the inspection and acceptance flight test of the Aircraft and correction of any discrepancies:

(a)
Frontier will sign and deliver to Bombardier a Certificate of Acceptance for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Frontier shall be conclusive evidence of Frontier having examined the Aircraft and finding it in accordance with the Specification as supplemented to include the Buyer Selected Optional Features as of the Delivery Date;

(b)	Bombardier will deliver to Frontier a TC Certificate of Airworthiness for Export to the United States of America;

(c)	Frontier shall pay Bombardier the balance of the Aircraft Purchase Price;

(d)	Upon receipt by Bombardier of the balance of the Aircraft Purchase Price, Bombardier shall deliver to Frontier a Bill of Sale for the Aircraft; and

(e)	Frontier shall execute and deliver to Bombardier a Certificate of Receipt of Aircraft.

8.9	With respect to any discrepancies discovered by Frontier during its pre-Delivery inspections conducted under this Article 8, Frontier shall not refuse to accept Delivery of any Aircraft where:

a.	any such discrepancy does not [***]; and

b.	any such discrepancy does not [***]; and

c.	any such discrepancy [***]; and

d.	Bombardier has [***].

Subject to the provisions of this Article 8 and Articles 12 and 13 and each of Bombardier’s and Frontier’s respective compliance with the terms and conditions hereof and thereof, each of Frontier and Bombardier agree that [***] shall be equivalent to an offer to tender to Frontier of an Aircraft conforming to the requirements under this Agreement for Delivery, and failure, refusal or delay by Frontier to act on such Notice in accordance with this Agreement shall constitute a default under this Agreement entitling Bombardier to pursue its remedies hereunder.

In addition to any other rights available to Bombardier, Frontier shall promptly, upon demand, reimburse Bombardier for all costs and expenses incurred by Bombardier as a result of a failure, refusal or delay by Frontier to accept, take delivery of and/or remove an Aircraft properly tendered for Delivery by Bombardier from Bombardier’s premises, including but not Iimited to amounts for storage, insurance, Taxes and the preservation and protection of the Aircraft. In addition, Bombardier may in its reasonable discretion,

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Frontier Airlines Holdings, Inc                                                                    13

without releasing Frontier from any of its liabilities to Bombardier and without any liability whatsoever of Bombardier to Frontier, deliver the Aircraft affected by such failure, refusal or delay to another customer to minimize the impact upon Bombardier of such failure, refusal or delay by Frontier hereunder, whether or not Bombardier elects to terminate this Agreement with respect to that Aircraft pursuant to Article 14.2 hereunder.

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Frontier Airlines Holdings, Inc                                                                    14

ARTICLE 9.     TITLE AND RISK

9.1	Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Frontier when Bombardier delivers and Frontier accepts the Bill of Sale on the Delivery Date.

9.2
Unless otherwise agreed in writing, if, after the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Frontier shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives, renounces and releases Bombardier and any of Bombardier’s affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control [***].

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Frontier Airlines Holdings, Inc                                                                    15

ARTICLE 10.     CHANGES

10.1	Buyer Requested Changes

Frontier shall request changes to the Specification including any Buyer Selected Optional Features by way of a Change Order. Should Frontier request a change, Bombardier shall advise Frontier whether Bombardier is prepared to agree to make such change and, if so, of the price and availability of the change and, to the extent reasonably practical, of the expected effect, if any, of such change request on:

(a)    the Scheduled Delivery Month;

(b)    the price and payment terms applicable to the Change Order; and

(c)    the performance characteristics of the Aircraft.

Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party. Any changes made in accordance with the provisions of this Article 10.1 shall be a “Buyer Requested Change” and the cost thereof shall be borne by Frontier. Any delay in Delivery resulting from changes to the Delivery Date agreed by Frontier in such Change Order shall not be deemed a Non-Excusable Delay under this Agreement and such date shall thereafter be the project Readiness Date for such Aircraft for all purposes, including Article 12 and Article 13.

10.2	Permitted Changes

Bombardier may, prior to the Delivery Date and without a Change Order or Frontier’s consent:

(a)	substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

(b)	make such change or modification to the Specification as it deems appropriate to:

1)    improve the Aircraft, its maintainability or appearance, or
2)    prevent delays in manufacture or delivery,

provided that such substitution, change or modification shall not (i) increase the Aircraft Purchase Price and/or (ii) adversely affect (a) the Scheduled Delivery Month, (b) interchangeability, or replaceability of spare parts or (c) the performance related guarantees described in any Letter Agreement. If a substitution, change or modification affects the Aircraft Purchase Price or affects the Scheduled Delivery Month, interchangeability or replaceability of spare parts or the performance related guarantees described Letter Agreements Nos. 10 - 13, Frontier’s consent shall be required in order to incorporate such substitution, change or modification. Any change made in accordance with the provisions of this Article 10.2 shall be deemed to be a “Permitted Change” and the cost thereof shall be borne by Bombardier.

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Frontier Airlines Holdings, Inc                                                                    16

10.3     Regulatory Changes

If any change to, or modification or testing of, the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 7.2 (a “Regulatory Change”), such Regulatory Change shall be made to the Aircraft prior to the Delivery Date to the extent practicable, or at such other time after the Delivery Date as the parties may agree upon.

The Regulatory Change shall be made without additional charge to Frontier unless such Regulatory Change is:

(a)
necessary to comply with any requirement of the United States of America which varies from or is in addition to its regulations, requirements or interpretations in effect on the date hereof for the issuance of a Certificate of Airworthiness in the United States of America and which is not also required by TC, in which case Frontier shall pay Bombardier’s reasonable charges for such Regulatory Change, or

(b)
required by any governmental law or regulations or interpretation thereof promulgated by the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and which is applicable to [***], in which case Frontier shall pay Bombardier’s reasonable charges for such Regulatory Change incorporated in any such Aircraft.

If Delivery of an Aircraft is delayed as a direct result of Bombardier’s incorporation of modifications to the Aircraft to comply with any Regulatory Change, such delay, absent other fault or neglect of Bombardier, shall be deemed an Excusable Delay within the meaning of Article 12; provided [***].

In such circumstances, [***].

Bombardier shall issue a Change Order reflecting any Regulatory Change which shall set forth in detail the particular changes to be made to the Aircraft and the anticipated effect, if any, of such changes on design, performance, weight, balance, projected Readiness Date or Scheduled Delivery Month as applicable, and the Base Price and estimated Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier’s transmittal of such Change Order.

10.4	For the avoidance of doubt, Bombardier and Frontier acknowledge that Buyer Requested Changes, Permitted Changes and Regulatory Changes are intended to be mutually exclusive categories.

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Frontier Airlines Holdings, Inc                                                                    17

ARTICLE 11.     FRONTIER’S REPRESENTATIVES AT BOMBARDIER SITE

11.1
From time to time, commencing [***] prior to the Scheduled Delivery Month of the first Aircraft to be delivered and ending with Delivery of the last Aircraft purchased hereunder, subject to Article 11.3 Bombardier shall furnish, without charge, suitable and private office space and related equipment including desk, file cabinet, access to a telephone, facsimile and photocopy equipment conveniently located at Bombardier’s facility relating to the manufacture of the aircraft for one (1) representative of Frontier. Frontier shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

11.2
Bombardier’s and Bombardier’s affiliates’, facilities relating to the manufacture of the Aircraft shall be accessible to Frontier’s representative during normal working hours. Frontier’s representative shall have the right to observe the work at Bombardier’s or Bombardier’s affiliates’ facilities where the work is being carried out provided there shall be no unreasonable disruption in the performance of the work.

11.3	Frontier’s representative shall conform to Bombardier’s rules and regulations and any other rules and regulations applicable at the facilities being visited [***].

At any time prior to delivery of the Aircraft, Frontier’s representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. Bombardier shall provide a written response to any such request [***]. Communication between Frontier’s representative and Bombardier shall be solely through Bombardier’s Contract Department.

In connection with the foregoing, Frontier personnel shall be and remain employees or agents of Frontier, and under no circumstances are such personnel to be considered employees or agents of Bombardier. Frontier shall have the sole responsibility for supervision and control of its personnel. Each of Frontier and Bombardier assumes full responsibility for any and all liability on account of bodily injury to or death of any of its own employees occurring during the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability in the payment of workers’ compensation or employer’s liability insurance premiums and for the payment of all taxes, contributions, or other payments for unemployment compensation or old age benefits, pensions or annuities imposed by any government or agency having jurisdiction.

Frontier hereby releases and agrees to defend, indemnify and hold harmless Bombardier, its affiliates and their respective officers, directors, agents, employees and contractors from and against all liabilities, damages, losses, costs and expenses resulting from any acts by Frontier’s representatives or resulting from injuries to or death of, Frontier’s representatives while at the facilities of Bombardier or Bombardier’s affiliates or their respective subcontractors or in connection with any and all acts and/or omissions of Frontier agents, employees and independent contractors while on or at Bombardier’s premises

ARTICLE 12.     EXCUSABLE DELAY

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Frontier Airlines Holdings, Inc                                                                    18

12.1
If Bombardier is prevented or delayed, directly or indirectly, from performing any of its obligations under this Agreement by an Excusable Delay, Bombardier shall not be liable for, and shall not be in default under this Agreement on account of, such delay or non-performance and the time fixed or required for the performance of any obligation in this Agreement shall be extended for a period equal to the period during which any such event or the effects thereof shall persist. Excusable Delay means:

(a)	Domestic war or material armed hostilities impacting the assembly process of the Aircraft or Bombardier’s vendors;
(b)	Government acts;
(c)	Fires, floods, earthquakes or other similar “Acts of God” directly and materially impacting the assembly process of the Aircraft or Bombardier’s Vendors;
(d)	Pandemic or quarantine restrictions [***];
(e)	Delay caused by delays of Frontier in the provision and delivery of buyer furnished equipment in accordance with a mutually agreed schedule;
(f)	Strikes, lock-out, walk-out, and/or other labour actions causing cessation, slow-down or interruption of work [***];
(g)
Lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts not caused or occasioned by Bombardier’s fault or neglect, [***]. For the avoidance of doubt, any Excusable Delay suffered by a supplier may give rise to an Excusable Delay in accordance with these provisions; and

(h)	Delay in obtaining any FAA airworthiness, approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by the FAA, [***] provided the delay is reasonable in consideration of, [***].

Upon recognition by Bombardier of the occurrence or anticipated occurrence of an Excusable Delay, Bombardier will provide Notice to Frontier of the same and Bombardier shall within [***] to provide to Frontier a recovery plan and its proposed cure for such Excusable Delay.

Bombardier agrees that in the event of an Excusable Delay, [***].

12.2	(a)
If Bombardier concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery of an Aircraft will be delayed for more than [***] after the original Scheduled Delivery Month or any revised date agreed to in writing by the parties, Bombardier shall promptly notify Frontier in writing and either party may within [***] terminate this Agreement with respect to such Aircraft by giving Notice to the other party.

(b)
If, due to Excusable Delay, delivery of any Aircraft is delayed for more than [***] after the last day of the original Scheduled Delivery Month or any revised date agreed to by the parties, either party may [***] terminate this Agreement with respect to such Aircraft by giving Notice to the other party.

12.3
If prior to Delivery of an Aircraft, that Aircraft is lost, destroyed or damaged beyond repair, Bombardier shall promptly notify Frontier in writing. Such Notice shall specify the earliest date reasonably possible, consistent with Bombardier’s other contractual commitments and production schedule, by which Bombardier estimates it would be able

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Frontier Airlines Holdings, Inc                                                                    19

to deliver a replacement for the lost, destroyed or damaged Aircraft. If the Notice specifies a date [***] after the original Scheduled Delivery Month or any revised date agreed to in writing by the parties, either party may [***] terminate this Agreement with respect to the/that Aircraft by giving written notice to the other party. Unless Frontier exercises any right it may have to terminate this Agreement with respect to the/that Aircraft, the parties shall execute an amendment to this Agreement which shall set forth the revised Scheduled Delivery Month and, if practicable, the Readiness Date for such replacement aircraft; provided, however, that nothing herein shall obligate Bombardier to manufacture and deliver or Frontier to purchase such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement otherwise applicable to the replaced Aircraft shall apply to the replacement aircraft. The Base Price for the replacement aircraft shall be as set forth in Article 4.2 as if such replacement aircraft were an “Aircraft” under this Agreement. The Base Price for such replacement aircraft shall be subject to adjustment as set forth in Article 4.3 [***].

12.4
Termination under Articles 12.2 or 12.3 shall discharge all obligations and liabilities of Frontier and Bombardier hereunder with respect to such delayed Aircraft (and all related undelivered items and services), Bombardier shall promptly repay to Frontier, and Bombardier’s sole liability and responsibility shall be limited to the repayment to Frontier, of all advance payments and Deposits for such Aircraft with interest at the Penalty Interest Rate bearing from the date such payment was made by Frontier.

12.5	The termination rights set forth in Articles 12.2 and 12.3 are exclusive of and in substitution for any and all other rights and remedies provided by law, contract or otherwise.

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Frontier Airlines Holdings, Inc                                                                    20

ARTICLE 13.     NON-EXCUSABLE DELAY/FAILURE TO TAKE DELIVERY

13.1
If delivery of the Aircraft is delayed by causes not addressed under Article 12 (a “Non-Excusable Delay”) [***], Bombardier shall pay Frontier, as liquidated damages and not as a penalty, damages in accordance with this Article 13. The amount of liquidated damages payable to Frontier shall be [***], subject to a maximum of [***] for any such delayed Aircraft. Frontier and Bombardier each acknowledge that the foregoing amounts of liquidated damages are reasonable in light of the circumstances of this Agreement.

Upon recognition by Bombardier of the occurrence or anticipated occurrence of a Non-Excusable Delay, Bombardier will provide Notice thereof to Frontier together with the cause of such Non-Excusable Delay and a plan for recovery with, if applicable, an anticipated revised Readiness Date.

13.2	The Base Price for any Aircraft subject to a Non-Excusable Delay shall not be adjusted for escalation as provided in Section 4.3 during the Non-Excusable Delay. [***].

13.3
Frontier will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless the Non-Excusable Delay for such Aircraft [***] the Readiness Date initially notified to Frontier pursuant to Article 8.2. If Bombardier has not offered an Aircraft for inspection and acceptance before the end of [***], Frontier may terminate the Agreement only as to such Aircraft by giving Notice to Bombardier [***]. If, no such Notice has been given, Frontier will not have the right to refuse to take delivery of any Aircraft because of Non-Excusable Delay unless the Non-Excusable Delay for such Aircraft thereafter [***] following the Readiness Date initially notified to Frontier pursuant to Article 8.2. Thereafter, if on or prior to the date that Bombardier offers such Aircraft for inspection and acceptance and Frontier either (a) elects to terminate this Agreement by delivery of Notice of its election to Bombardier with respect to such Aircraft or (b) Frontier otherwise refuses to take delivery of such Aircraft because of a Non-Excusable Delay, this Agreement shall automatically terminate as to such Aircraft and Bombardier shall, [***] pay to Frontier, as liquidated damages and not as a penalty, the amount of liquidated damages calculated under Article 13.1 [***]. In addition, Bombardier shall promptly repay to Frontier all advance payments and Deposit paid for such Aircraft plus interest at the Penalty Interest Rate thereon from the date of receipt to the date of repayment.

13.4
The liquidated damages payable in accordance with Article 13.1 are exclusive of and in substitution for any and all other remedies provided by law with respect to the late delivery or non delivery of an Aircraft, and Frontier disclaims, waives, releases and renounces all other remedies including remedies for (a) any costs incurred by Frontier in securing temporary or permanent replacement aircraft, (b) any financing, tax, personnel, facility or other costs or damages incurred by Frontier relating to such late delivery of the Aircraft, including but not limited to expenses for pilot and ground crew training, maintenance facilities, scheduling and pilot time, or (c) any indirect, incidental or consequential damages, including without limitation loss of use, loss of revenue or loss of profit in connection with the same. Nothing herein shall be construed as a waiver by Frontier of or be deemed to negate or impair Frontier’s right to terminate this Agreement in accordance with the provisions of Articles 12.2, 13.3 and 14 with respect to such Aircraft in connection with such late delivery or non delivery.

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Frontier Airlines Holdings, Inc                                                                    21

ARTICLE 14.     TERMINATION

14.1	Frontier may terminate this Agreement with respect to its obligation to purchase all or any of the undelivered Aircraft in the event:

(a)
Bombardier ceases doing business as a manufacturer of commercial aircraft or suspends substantially all of its operations, suspends, cancels or terminates the Q400 production program or enters receivership; or

(b)	Bombardier ceases to provide any aftermarket support for the Aircraft purchased; or

(c)
Bombardier is in default or breach of any other material term or condition of this Agreement and Bombardier does not cure such default or breach within [***] (or, with respect to a default or breach that cannot reasonably be cured within such [***] period, Bombardier shall not have commenced good faith efforts to cure the same, provided that the same must thereafter be cured within an additional [***] after receipt of notice from Frontier specifying such default or breach.

14.2
This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the applicable Delivery Date by either party (the “terminating party”) by Notice to the other party (the “other party”) if:

(a)	the other party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

(b)
a receiver or trustee is appointed for the other party or for substantially all of the other party’s assets and, if appointed without the other party’s consent, such appointment is not discharged or stayed within [***] thereafter; or

(c)
proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the other party, and, if contested by the other party, are not dismissed or stayed [***] thereafter; or

(d)
any writ of attachment or execution or any similar process is issued or levied against the other party or any significant part of its property and is not released, stayed, bonded or vacated [***] after its issue or levy.

14.3	This Agreement may be terminated by Bombardier in whole or in part, before the Delivery Date with respect to any or all undelivered Aircraft

(a)	if Frontier ceases doing business as an ongoing concern, suspends substantially all of its operations or enters receivership; or

(b)
if Frontier is in default or breach of any other material term (including failure to take delivery of the Aircraft in accordance with Article 8) or condition of this Agreement and Frontier does not cure such default or breach within [***] (or, with respect to a default or breach that cannot reasonably be cured within such [***] period, Frontier shall not have commenced good faith efforts to cure the

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Frontier Airlines Holdings, Inc                                                                    22

same, provided that the same must thereafter be cured within an additional [***] after receipt of notice from Bombardier specifying such default or breach.

14.4
This Agreement may be terminated by Frontier in whole or in part with respect to all or any of the Aircraft, as applicable, only pursuant to Articles 12, 13, 14.1 and 14.2. Frontier’s exclusive rights, remedies and recourse against Bombardier upon termination under Article 12 or Article 13 are as set forth in Article 12 or Article 13 respectively. If Frontier terminates this Agreement pursuant to Article 14.1 or 14.2, Frontier shall be deemed to have terminated this Agreement in accordance with the provisions of Article 13.

14.5	In case of termination of this Agreement by Bombardier in whole or in part pursuant to this Article 14:

(a)
all rights which Frontier has under this Agreement or any interest or claim Frontier may have in or to any terminated Aircraft shall be null and void with immediate effect except as to any Aircraft not the subject of such termination; and

(b)	Bombardier may sell, lease or otherwise dispose of the terminated Aircraft to another party free of any claim by Frontier; and

(c)	Bombardier shall be entitled to recover from Frontier all costs, expenses, losses and damages incurred by Bombardier as a result of Frontier’s default as permitted by applicable law.

(d)	Frontier’s obligations under Articles 4, 11.3, 17 and 21 shall survive any termination.

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Frontier Airlines Holdings, Inc                                                                    23

ARTICLE 15.     NOTICES

15.1
Any Notice given under this Agreement shall be in writing and may be delivered by hand against written receipt, registered mail, facsimile providing reasonable proof of transmission or recognized international courier by the party giving the Notice and shall be addressed as follows:

(a)	to Bombardier:

Bombardier Inc.
Bombardier Aerospace Regional Aircraft
123 Garratt Boulevard
Downsview, Ontario
Canada
M3K 1Y5
Attention:          Director of Contracts, the Americas
Facsimile:         [***]

(b)        to Frontier:

Frontier Airlines Holdings Inc.
7001 Tower Road
Denver, Colorado,
80249-7312
USA
Attention: Paul H. Tate, Senior Vice President and Chief Financial Officer
Facsimile: [***]

15.2	Notice given in accordance with Article 15.1 shall be deemed sufficiently given to by the addressees when received:

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Frontier Airlines Holdings, Inc                                                                    24

ARTICLE 16.     INDEMNITY AGAINST INTELLECTUAL PROPERTY INFRINGEMENT

16.1
In the case of any actual or alleged infringement of any registered Canadian or United States Intellectual Property or, subject to the conditions and exceptions set forth below, any registered Intellectual Property issued under the laws of any other country in which Frontier from time to time may lawfully operate the Aircraft (“Other Intellectual Property”), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Frontier, Bombardier shall defend, indemnify, protect and hold harmless Frontier from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, including any third party claims for indirect, incidental, consequential, or punitive damages (which include loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

(a)	procure for Frontier the right under such patent to use such system, accessory, equipment or part; or

(b)	replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing and otherwise in compliance with the requirements of this Agreement; or

(c)	modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

Bombardier’s obligation hereunder shall extend to Other Intellectual Property only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

(a)
such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

(b)
such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

16.2
The foregoing indemnity does not apply to equipment provided by Frontier to Bombardier, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier’s detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier’s detailed design without Bombardier’s authorization.

16.3
Frontier’s remedy and Bombardier’s obligation and liability under this Article are conditional upon (i) Frontier giving Bombardier written notice within [***] after Frontier receives notice of a suit or action against Frontier alleging infringement or within [***] after Frontier receives any other written claim of infringement (ii) Frontier uses

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Frontier Airlines Holdings, Inc                                                                    25

reasonable efforts in full cooperation with Bombardier and at Bombardier’s sole cost to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Frontier furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense of any claim. Frontier’s remedy and Bombardier’s obligation and liability are further conditional upon Bombardier’s prior approval of Frontier’s payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible. Frontier must approve any settlement that enjoins Frontier or creates an obligation or liability for Frontier.

16.4
The indemnity, obligations and liabilities of Bombardier and remedies of Frontier set out in this article are exclusive and accepted by Frontier to be in lieu of and in substitution for, and Frontier hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Bombardier and of its affiliates and all other rights, remedies and claims, including claims for damages, direct, indirect, incidental, consequential, or punitive of Frontier against Bombardier and its affiliates express or implied, arising by law or otherwise, with respect to any actual or alleged Intellectual Property infringement of any kind by the aircraft or any installed system, accessory, equipment or part.

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Frontier Airlines Holdings, Inc                                                                    26

ARTICLE 17.     LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

17.1
IN NO EVENT WILL EITHER PARTY OR ANY OF EITHER PARTY’S AFFILIATES HAVE ANY OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT, WARRANTY (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), IN TORT (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY, OR OTHERWISE) FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE WHATSOEVER.

17.2
THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND THE REMEDIES OF FRONTIER EXPRESSLY PROVIDED IN THIS AGREEMENT, [***] THE BILL OF SALE, ANNEX A AND ANNEX B EXCLUSIVELY SET FORTH BOMBARDIER’S OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT, AND ARE ACCEPTED BY FRONTIER TO BE ITS EXCLUSIVE REMEDY AND BOMBARDIER EXPRESSLY DISCLAIMS AND FRONTIER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF BOMBARDIER AND ITS AFFILIATES WITH RESPECT TO EACH AIRCRAFT OR PART THEREOF, PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT, ARISING IN FACT, IN LAW, IN CONTRACT, IN TORT, OR OTHERWISE, INCLUDING:

A.	ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE;

B.	ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

C.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES; AND

D.	ANY OBLIGATION, LIABILITY OR RESPONSIBILITY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT SUBJECT TO THIS AGREEMENT.

17.3
FRONTIER (FOR ITSELF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS) AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS, AND EACH OF THEM, FOR ALL CLAIMS FOR LOSS OF OR DAMAGE TO PROPERTY, INCLUDING THE AIRCRAFT, OR FOR INJURIES TO OR DEATH OF ANY AND ALL PERSONS RESULTING, DIRECTLY OR INDIRECTLY, FROM THE USE OR OPERATION OF THE AIRCRAFT AFTER ACCEPTANCE AND DELIVERY OF THE AIRCRAFT TO FRONTIER, HOWEVER ARISING (WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE) AND WHETHER OR NOT ATTRIBUTABLE TO ANY ACT OR OMISSION OF

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Frontier Airlines Holdings, Inc                                                                    27

BOMBARDIER OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS. THE ABOVE AGREEMENT TO DEFEND INDEMNIFY AND HOLD HARMLESS DOES NOT APPLY TO LIABILITY TO THIRD PARTIES FOR DEATH OR INJURY ARISING OUT OF AN ACCIDENT TO THE EXTENT CAUSED BY [***] A DEFECT IN THE DESIGN OR MANUFACTURE OF THE AIRCRAFT OR PART THEREOF.

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Frontier Airlines Holdings, Inc                                                                    28

ARTICLE 18.     ASSIGNMENT

18.1	Frontier may, assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations under this Agreement, including its right to purchase any Aircraft to:

(a)
an entity resulting from a merger, reorganization or acquisition of Frontier, or an entity acquiring all or substantially all of Frontier’s assets. Additionally, should Frontier contract with a third party to operate the Aircraft, Frontier may assign all of its rights and obligations under this Agreement to such third party operator, provided said third party agrees in writing to be bound by all the terms and conditions of the Agreement and Frontier remains jointly and severally liable with the third party for the performance of its obligations under the Agreement; and

(b)	[***]; and

(c)
to a third party in order (and such right to assign will include business terms, entitlements, warranties, guarantees and credit memoranda in their entirety) to facilitate a method of leasing, financing or refinancing the purchase of the Aircraft, including without limitation, pre-delivery assignment related to Frontier’s desire to arrange elements of the financing for payments pursuant to Article 5.0 herein; and

following any such assignment, such assignee shall have all the rights, privileges and obligations of Frontier as if such assignee had been the originally named purchaser of the Aircraft under this Agreement.

18.2
Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned Subsidiary provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligations under this Agreement.

18.3	Bombardier may assign any of its rights to receive money hereunder without the prior consent of Frontier.

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Frontier Airlines Holdings, Inc                                                                    29

ARTICLE 19.     SUCCESSORS

19.1	This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Frontier and their respective successors and permitted assigns.

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Frontier Airlines Holdings, Inc                                                                    30

ARTICLE 20.     APPLICABLE LAWS

20.1
THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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Frontier Airlines Holdings, Inc                                                                    31

ARTICLE 21.     CONFIDENTIAL NATURE OF AGREEMENT

21.1
This Agreement and its terms are confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party (or its directors, officers, employees or agents) in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement or as necessary to comply with or related to any disclosures in public documents, including Securities and Exchange Commission filings or other filings required by other state or federal regulatory agencies.

In the event Frontier now or hereafter has a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is subject to the reporting requirements of Section 15(d) thereof, or Frontier proposes to effect an offering of securities registered under the Securities Act of 1933, as amended (the “Securities Act”), and in any such case, Frontier reasonably determines, based upon the advice of counsel that this Agreement is required to be filed as an exhibit to a registration statement under the Securities Act or a periodic report under the Exchange Act, Frontier shall notify Bombardier, by written notice, at least [***] (or such shorter time period as may be imposed on Frontier in order for it to comply with the Securities Act or Exchange Act) prior to the date of such anticipated filing of such determination and the reasons therefor, and shall use its best efforts to work with Bombardier to prepare and file with the Securities and Exchange Commission (the “Commission”) a request for confidential treatment under the Exchange Act or under the Securities Act, as the case may be, with respect to information in this Agreement and such other information as Bombardier may reasonably request. Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, portions of this Agreement may be filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Frontier.

21.2
Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Frontier shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Frontier shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

21.3
Neither party may announce the signing of this Agreement by means of a notice to the press without the prior consent of the other party, such consent not to be unreasonably withheld, provided that the content and date of any such notice has been agreed to by the other party.

21.4	This Article 21 shall survive any termination of this Agreement.

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Frontier Airlines Holdings, Inc                                                                    32

ARTICLE 22.     AGREEMENT

22.1
This Agreement constitutes the entire agreement between Bombardier and Frontier and supersedes and cancels all prior agreements, negotiations, drafts, representations and communications, whether oral or written, between Bombardier and Frontier or their respective agents, with respect to or in connection with the subject matter of this Agreement.

22.2
No agreement or understanding varying or supplementing the terms and conditions hereof shall be binding on either Bombardier or Frontier unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article.

22.3
If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

22.4
Whether or not the transactions contemplated hereby are consummated, each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and any other documents delivered in connection herewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein.

22.5
Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorney’s fees and disbursements) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the purchase and/or sale of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents. It is understood and agreed between the parties that this Agreement has been concluded by direct negotiation without any intermediaries or agents. Each party hereby represents and warrants to the other that it has not been paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with this Agreement.

22.6	This Agreement shall be binding on and shall inure to the benefit of Bombardier, Frontier and their respective permitted successors and assigns.

22.7
This Agreement may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.8
THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN EACH OF ARTICLES 8.9, 11.3, 12, 13, 16.4 AND 17, ANNEX A ARTICLE 2.9.4.5 AND ANNEX B ARTICLE 5.1 EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC. (COLLECTIVELY THE “BOMBARDIER GROUP”) AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER

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Frontier Airlines Holdings, Inc                                                                    33

GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BOMBARDIER IS, FOR PURPOSES OF THIS ARTICLE 22.5, ACTING AS AGENT AND TRUSTEE.

22.9	Bombardier and Frontier confirm to each other they have each obtained the required authorizations and fulfilled any applicable conditions to enable each of them to enter into this Agreement.

22.10
Frontier and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained herein including in Articles 11.3, 13.2, 13.3, 14.3, 16.4 and 17.

22.11   [***].

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Frontier Airlines Holdings, Inc                                                                    34

IN WITNESS WHEREOF this Agreement was signed on the date written hereof:

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

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Frontier Airlines Holdings, Inc                                                                    35

APPENDIX I

APPENDIX I ECONOMIC ADJUSTMENT FORMULA

1.   Pursuant to the provision of Article 4 of the Agreement, economic adjustment will be calculated using the following Economic Adjustment Formula:

PA = [***]
Where:

[***]

2.          In the Economic Adjustment Formula:

N	=	Aircraft Delivery Year

PA	=	Aircraft Price Adjustment;

P0	=	Base Price of the Aircraft;

P1	=	Base Aircraft Purchase Price adjusted to the time of delivery of the Aircraft to Frontier using the formula set forth above;

L1   =        the delivery year index for Canadian labour obtained by calculating the arithmetic average of the labour indices published by Statistics Canada in the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings (including overtime) for Aerospace Products and Parts manufacturing (Canada), for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

L0        =        TBD, being the index for labour obtained by calculating the arithmetic average of the labour indices published by Statistics Canada in the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings (including overtime) for Aerospace Products and Parts manufacturing (Canada), for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft;

E1        =    the delivery year index for United States (“U.S.”) labour obtained by calculating the arithmetic average of the labour indices published by the U.S. Department of Labor, Bureau of Labor Statistics in the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings of Production Workers for Manufacturing, Aerospace products and parts (US), for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

E0        =    TBD, being the U.S. labour index obtained by calculating the arithmetic average of the U.S. labour indices published by the U.S. Department of Labor, Bureau of Labor

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Frontier Airlines Holdings, Inc                                                                    36

Statistics in the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings of Production Workers for Manufacturing, Aerospace products and parts (US), for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft;

M1       =    the delivery year index for material obtained by calculating the arithmetic average of the material indices published by the U.S. Department of Labor, Bureau of Labor Statistics in Producer Prices and Price Indices for Code 10 Metals and Metals Products, for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

M0       =    TBD, being the material index obtained by calculating the arithmetic average of the material indices published by the U.S. Department of Labor, Bureau of Labor Statistics in Producer Prices and Price Indices for Code 10 Metals and Metals Products for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft;

I1         =     the delivery year index for material obtained by calculating as the arithmetic average of the material indices published by the U.S. Department of Labor in Material (U.S.) Industrial Commodities, Producer Price Index, Table 6, for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

I0         =    TBD, being the index for material obtained by calculating the arithmetic average of the material indices published by the U.S. Department of Labor in Material (U.S.) Industrial Commodities, Producer Price Index, Table 6 for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft.

3.   In the calculation of the Aircraft Price Adjustment:

a.         all indices used in the calculations made to determine the factor to apply to P0, and the calculations themselves, will be to four significant digits; and

b.         the Aircraft Price Adjustment will be corrected to the nearest dollar.

4.   In the event that at the time of Aircraft delivery Bombardier is unable to determine the Aircraft Price Adjustment due to the unavailability of L1, E1, M1, or I1  then Bombardier shall use the last provisionally published indices, and in the event that provisional indices are not available, Bombardier shall extrapolate using the most recent three (3) months of published final indices available to calculate the Aircraft Purchase Price which shall then become the final price.

5.   In the event that any index used in the Economic Adjustment Formula is discontinued or restated, or if the methodology employed by the relevant authority in determining the index is substantially revised, then the index shall be replaced or amended in accordance with the revised index published by the relevant authority.

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Frontier Airlines Holdings, Inc                                                                    37

APPENDIX II

DELIVERY SCHEDULE

Aircraft	Scheduled Delivery Month

First Aircraft	May 2007
Second Aircraft	July 2007
Third Aircraft	August 2007
Fourth Aircraft	September 2007
Fifth Aircraft	October 2007
Sixth Aircraft	October 2007
Seventh Aircraft	November 2007
Eight Aircraft	November 2007
Ninth Aircraft	December 2007
Tenth Aircraft	December 2007

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Frontier Airlines Holdings, Inc                                                                    38

APPENDIX III

TYPE SPECIFICATION

DHC-8-400:
DETAIL SPECIFICATION

Number DS8-400 Revision 1, Amendment NC

April 16, 2002

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Frontier Airlines Holdings, Inc                                                                    39

APPENDIX IV

BUYER SELECTED OPTIONAL FEATURES

CR ReferenceNumber	Optional Features Description	Base Price in Jan. 06 USD

803CH00189	AFM Supplement - Take-off With Bleed ‘On’ for 10 Degrees Flap Setting (#61)	[***]
803SO90021	Increased Tailwind Operation to 20 Knots (AFM Supplement #3)	[***]
803SO90027	High Gross Weight (64,500 lb / 29,257 kg MTOW)	[***]
803SO90030	Reduced Propeller RPM Landing (AFM Supplement #39)	[***]
803SO90036	2 X Max.Take-Off Power (AFM Supplement #46)	[***]
803SO90037	AFM Supplement - Cat 1 Coupled Flap 35 Approach (#75)	[***]
811CH00717	Exterior Paint Scheme - Aluminized Paint Applied To Belly Of Aircraft	[***]
811CH00791	Frontier - Max load limit labels	[***]
811SO90046	Paint Scheme - Basic	[***]
821SO90061	Ground Air Conditioning Cart Connection *USE 90060	[***]
822SO90387	AFCS - Heading Knobs Coupled Left & Right	[***]
823SO90086	VHF Comm - Dual 8.33 KHz (Thomson)	[***]
823SO90090	Announcement & Music System (Team DPAS4)	[***]
824CH00091	Batteries - 3 40 AMP configuration - FWD Fuse S400	[***]
825CH01330-08	Aft Draft Bulkhead - LH & RH, Including Curtain	[***]
825CH01338	Interior - Décor, Type Spec Fabrics	[***]
825CH01340	Type Spec 91 Ft3 Fwd RHS Baggage Compartment	[***]
825CH01365	Equipment/Furnishings - Buffet Galley - Type Spec - Right Hand Aft Facing Galley (G1) - S400	[***]
825CH01461-01	PAX Seats - Deletion Of Ashtrays (Includes ‘No Smoking’ On)	[***]
825CH02364	Frontier cabin layout	[***]
825CH02365	Aft Straight bulkhead with single F/A seat and F/A Handset	[***]
825SO90115-02	Flight Attendant Seats - Leather Dress Covers	[***]
825SO90135	Wash Water System in Lavatory	[***]
825SO90137-01	Stowage Unit - ATLAS Std (Each)	[***]
825SO90149-74	Passenger Seats - Recline Feature	[***]
825SO90150-74	Passenger Seats - Leather Dress Covers	[***]
825SO90301	Baggage Divider Nets & Posts, Aft Compartment	[***]
825SO90302-74	Passenger Seats - Additional Economy Passenger Seating (B/E Aero Model 925,)	[***]
825SO90389	Galley - Wardrobe Insert (Provisions for 1 Half Trolley and 1 S.U.)	[***]
825SO90456	Reinforced Flight Deck Door (FAA)	[***]

PA -581
Frontier Airlines Holdings, Inc                                                                    40

825SO90459	HUD compatible sun visors -flight deck	[***]
825SO90467	Trolley Storage - Fwd Baggage Compartment Stowage Unit (Provisions for 5 Half Trolleys)	[***]
825SO90468-03	Trolley - ATLAS Std Half-Size	[***]
831CH00072-01	EGPWS - Altitude Callouts, Mode 6 - Set Comprising 2500 - 500 - Minimums - 100 - 50 - 40 - 30 - 20 - 10 Feet (AGL)	[***]
831SO70185	FAR 121.344 Requirement - Q400 - 88 Parameter Installation	[***]
832CH00028	Cockpit - Nose Gear Lock Indicator	[***]
833SO90188	Tail Logo Lights	[***]
834CH00559	VHF Comm - Provisions for 3rd VHF Radio (With Level “A” Certified Software)	[***]
834SO70216	Radio Altimeter - Dual Collins ALT-4000	[***]
834SO70225	Indication - Single Cue Command on EADI	[***]
834SO70230	Mode S Level 2 Transponder with Enhanced Surveillance	[***]
834SO90207	HGS - CAT III Capable installed by STC (FDI)	[***]
834SO90209	HGS - CAT IIIa Partial Provisions For RCFDI STC	[***]
834SO90926	FMS - Dual with GPS(Universal UNS-1E with SCN802.2)	[***]
834SO90930	Weather Radar - Honeywell Primus P-660	[***]
835CH00937	Emergency Equipment - Increased Capacity Crew Fixed O2 Cylinder With Onboard Charging	[***]
835SO90245	Emergency Equipment - PBE In Cabin (Puritan Bennett, Qty 3)	[***]
839SO90316	Alternate Symbology Indication, Imperial (PFD & MFD Displays)	[***]
849SO90267	APU Louvered Inlet Cover	[***]
853CH00128	Cockpit - Center Console Extension	[***]

STC	STC Installation
	Voyageur Q400 70 CuFt STC Port Side Installation	[***]

	Total Buyer Selected Technical Features	[***]

ANAC	At No Additional Charge
STD	Standard
STC	Supplemental Type Certificate

PA -581
Frontier Airlines Holdings, Inc                                                                    41

APPENDIX V - FRONTIER INFORMATION/DUE DATES

FRONTIER INFORMATION	DUE DATES AIRCRAFT 1-4	DUE DATES AIRCRAFT 5-10
Customized Paint Scheme.	Nine (9) months prior to delivery of the First Aircraft.	Nine (9) months prior to delivery of the Fifth Aircraft.

Interior Décor - Standard Materials and Combinations.	Nine (9) months prior to delivery of the First Aircraft	Nine (9) months prior to delivery of the Fifth Aircraft
Interior Décor - Standard Materials, Custom Combinations.	Nine (9) months prior to delivery of the First applicable Aircraft.	Twelve (12) months prior to delivery of the first applicable Aircraft.
Interior Décor -Custom Materials, Custom Combinations.	Nine (9) months prior to delivery of the First applicable Aircraft.	Fifteen (15) months prior to delivery of the first applicable Aircraft.

Placards, Markings, Labels and Translations.	Nine (9) months prior to delivery of the First Aircraft.	Nine (9) months prior to delivery of the Fifth Aircraft.

Emergency Equipment - Standard Selection/Locations.	Nine (9) months prior to delivery of the First Aircraft.	Nine (9) months prior to delivery of the Fifth Aircraft.
Emergency Equipment -Custom Selection/Locations.	Nine (9) months prior to delivery of the First applicable Aircraft.	Twelve (12) months prior to delivery of the first applicable Aircraft.

Aircraft Registration Number(s).	Six (6) months prior to delivery of each Aircraft.	Six (6) months prior to delivery of each Aircraft.

Mode S Transponder Octal Code(s), as applicable.	Six (6) months prior to delivery of each Aircraft.	Six (6) months prior to delivery of each Aircraft.

SELCAL Code(s), as applicable.	Six (6) months prior to delivery of each Aircraft.	Six (6) months prior to delivery of each Aircraft.

GPWS Audio Call-out (Mode 6) Codes, as applicable.	Six (6) months prior to delivery of each Aircraft.	Six (6) months prior to delivery of each Aircraft.

PA -581
Frontier Airlines Holdings, Inc                                                                    42

FORM “A” TO APPENDIX V

FORM “A” TO APPENDIX V FRONTIER’S CUSTOMIZED PAINT SCHEME

                                          Frontier Airlines, Inc..           hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 200X.

by: _________________________________
Name:
Title:

Copy to: Contracts

PA -581
Frontier Airlines Holdings, Inc                                                                    43

FORM “B” TO APPENDIX V

FORM “B” TO APPENDIX V FRONTIER’S INTERIOR DECOR AND EMERGENCY EQUIPMENT LIST

                                     Frontier Airlines, Inc..     hereby approves the attached Interior Décor as submitted by Frontier on     , 200X and confirmed by Bombardier Aerospace on     , 2006 and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 2006

by: _________________________________
Name:
Title:

Copy to: Contracts

PA -581
Frontier Airlines Holdings, Inc                                                                    44

FORM “C” TO APPENDIX V

FORM “C” TO APPENDIX V FRONTIER’S PLACARDS, LABELS & MARKINGS

                                                                            Frontier Airlines, Inc.          hereby approves the attached Placards, Markings, and Labels as submitted by Frontier on    , 2006 and confirmed by Bombardier Aerospace on      , 2006.

Dated this ___ day of ______________ 2006.

by: _________________________________
Name:
Title:

Copy to: Contracts

PA -581
Frontier Airlines Holdings, Inc                                                                    45

SCHEDULE I

SCHEDULE I - CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of Frontier acceptance of the Aircraft bearing manufacturer’s serial number __________ fitted with two engines MODEL PWC-150 bearing serial numbers ____________ and _______________ as being in accordance with the terms and conditions of this Agreement signed on the _______day of _________ between Bombardier Inc. and Frontier.

Place:                                 Date:

Signed for and on behalf of Frontier name

By:
Title: Attorney in Fact

PA -581
Frontier Airlines Holdings, Inc                                                                    46

SCHEDULE II

SCHEDULE II - BILL OF SALE

FOR VALUABLE CONSIDERATION, BOMBARDIER AEROSPACE REGIONAL AIRCRAFT (BOMBARDIER), OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

ONE BOMBARDIER DE HAVILLAND DHC-8-400 AIRCRAFT BEARING:
MANUFACTURER’S SERIAL NO.:                             , WITH:
PWC-150 ENGINE SERIAL NOS
AUXILIARY POWER UNIT NO.:

DOES THIS              DAY OF                        200X        HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO: Frontier Airlines, Inc.

BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, Bombardier HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF FRONTIER.

THIS BILL OF SALE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

FRONTIER:

PLACE: __________ TIME:__________

For and on behalf of

BOMBARDIER INC.
Bombardier Aerospace
Regional Aircraft

Per:

Title:

PA -581
Frontier Airlines Holdings, Inc                                                                    47

SCHEDULE III

SCHEDULE III- CERTIFICATE OF RECEIPT OF AIRCRAFT

The undersigned hereby acknowledges to have received from Bombardier Inc., in Toronto, Ontario, Canada, on the __________ day of _________, at the hour of __________o’clock, one (1) Q400 aircraft, bearing manufacturer’s serial number, _________, including with the aircraft the two PWC-150 engines bearing manufacturer’s serial numbers __________ & __________

Place:____________________ Date:____________________

Signed for and on behalf of Frontier name

By:

Title: Attorney in Fact

PA -581
Frontier Airlines Holdings, Inc                                                                    48

SCHEDULE IV

SCHEDULE IV - CHANGE ORDER
(PRO FORMA)

CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:                 AIRCRAFT TYPE:

C.C.O. NO.:                                                 DATED:

                                                                    PAGE __ of __

REASON FOR CHANGE:

____________________________________________________________________

DESCRIPTION OF CHANGE:

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.

FOR AND ON BEHALF OF: FOR AND ON BEHALF OF:

Bombardier Aerospace Regional Aircraft

Signed:       Signed:

Date:                                                                Date:

PA -581
Frontier Airlines Holdings, Inc                                                                    49

SCHEDULE IV

PA -581
Frontier Airlines Holdings, Inc                                                                    50

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

CUSTOMER SUPPORT SERVICES

ANNEX A

TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement. Unless otherwise expressly stated in this Annex A, [***].

ARTICLE 1 - TECHNICAL SUPPORT

1.1	Factory Service

Bombardier agrees to maintain or cause to be maintained the capability to respond to Frontier’s technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon for as long as ten (10) Bombardier Q400 aircraft remain in commercial air transport service worldwide.

1.2	Field Service Representative

1.2.1    Services

Bombardier shall assign one (1) [***] Field Service Representative (“FSR”) to Frontier’s main base of operation or other location as may be mutually agreed.

1.2.2	Term

Such assignment shall be for [***], and shall commence approximately [***] to the Scheduled Delivery Month of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

1.2.3	Responsibility

The FSR’s responsibility shall be to provide technical advice to Frontier for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance.

1.2.4	Start-up Team

To assist Frontier in the introduction of the Aircraft into revenue service, Bombardier will assemble a “Start-Up Team” at Frontier’s main base of operation or other location as may be mutually agreed. The composition of this start-up

PA 581 Annex A.

team [***] could [***] include operational, technical and/or maintenance support personnel (“Start-up Team Services”).

1.2.5	Term

Such Start-Up Team assignment shall be for a period of up to [***] and shall commence in accordance with a mutually agreed schedule.

1.2.6    Travel

If requested by Frontier, the FSR and/or the Start-up team may, at Frontier’s expense, travel to another location to provide technical advice to Frontier.

1.2.7	Office Facilities

Frontier shall furnish the FSR and the Start-up Team at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Frontier’s main base of operation or other location as may be mutually agreed.

1.2.8	Intentionally Omitted.

1.2.9	Right to Stop Work

Bombardier shall not be required to commence or continue the FSR or Start Up Team Services when:

a.)
there exist war, risk of war or warlike operations, riots or insurrections which materially adversely affects the location where services are to be provided and Bombardier’s ability to provide them; or

b.)	there exist conditions that are dangerous to the safety or health of the FSR, Start-up Team or other Bombardier employee.

Frontier Airlines Holdings, Inc.                                                                    Page 2

1.2.10  Work Permits and Clearances

Frontier shall endeavour to support the process for obtaining all necessary airport security clearances at Frontier’s facilities in the United States where services will be provided required for the FSR, Start-up Team or other Bombardier employee to permit timely accomplishment of the FSR and/or Start-up Team services.

1.3	Maintenance Planning Support

1.3.1	[***] Maintenance Program

As soon as practicable after the execution of this Agreement, Bombardier will provide Frontier with [***] and will [***].

1.3.2	Scheduled Maintenance Task Cards

As described in Annex A Attachment A, Bombardier shall provide Frontier [***] scheduled maintenance task cards according to Bombardier’s then available format that shall conform to the Aircraft at the Delivery Date. At Frontier’s request Bombardier shall provide a proposal to produce task cards to Frontier’s format.

1.3.3	In-Service Maintenance Data

Frontier will provide to Bombardier in-service maintenance data [***] in order to assist Bombardier in providing updates to Bombardier’s recommended maintenance program. Frontier and Bombardier shall agree on frequency for communication of such data.

Frontier Airlines Holdings, Inc.                                                                    Page 3

ARTICLE 2 - SPARE PARTS, GROUND SUPPORT EQUIPMENT (GSE), TOOLS AND TEST EQUIPMENT

2.1	Definitions

a.   “Bombardier Parts”:

      means any parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number.

b.	“Illustrated Parts Catalogue”;

means Bombardier’s spare parts reference manual for the Aircraft, to which Frontier shall have unlimited internet access to the most recent version, depicting assembly and component parts lists breakdowns and illustrations in disassembly sequence until expiration of the revision service described in Article 4.4;

c.   “Order”:

means any order for Spare Parts issued by Frontier to Bombardier;

d.   “Power Plant Parts”:

means any power plant or power plant part or assembly carrying the power plant manufacturer’s part number or any part furnished by the power plant manufacturer purchased as Spare Parts.

e.   “Spare Parts”:

means all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts;

f.    “Spare Parts Price Catalogue”;

means a list of Spare Parts prices periodically published by Bombardier Inc. for the Aircraft, to which Frontier shall have unlimited internet access in its most recent version;

g.   “Stock Class Parts”

Bombardier Parts ordered at least three (3) times from Bombardier by any party worldwide within the immediately preceding twelve (12) month period for aircraft of the same type as the Aircraft.

h.   “Technical Data”:

has the meaning attributed to it in Annex A Article 4.1; and

i.    “Vendor Parts”:

Frontier Airlines Holdings, Inc.                                                                    Page 4

means any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.

2.2	Term and Applicability

This Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts so long as at least ten (10) Bombardier Q400 aircraft remain in commercial air transport service worldwide. The provisions of Annex A Articles 2.3, 2.7.5, and Annex B Article 5.0 shall survive expiration or termination of the Agreement.

2.3	Order Terms

Terms and conditions hereof shall apply to all Orders placed by Frontier with Bombardier in lieu of any conflicting terms and conditions in Frontier’s purchase orders or Bombardier’s acknowledgement or acceptance of the same.

2.4	Purchase and Sale of Spare Parts

2.4.1	Agreement to Manufacture, Sell and Make Available

Bombardier shall manufacture, or procure, and make available for sale to Frontier suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Frontier for normal maintenance and normal spares inventory replacement. Bombardier shall also maintain or cause to be maintained a reasonable quantity of Bombardier insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.5	Frontier’s Right to Purchase, Redesign or Manufacture Bombardier Parts

2.5.1

Frontier may purchase Bombardier Parts [***]. Additionally, Frontier may redesign Bombardier Parts, or have them redesigned, manufacture Bombardier Parts, or have them manufactured, under the following conditions:

(a)  When less than ten (10) aircraft of the type purchased hereunder are operated in scheduled commercial air transport service worldwide;

(b)  Any time Bombardier Parts are needed to effect emergency repairs on the Aircraft, provided that such redesign or manufacture by or from sources other than Bombardier, allows Frontier to obtain Bombardier Parts in less time than Bombardier requires to furnish them; or

(c)  If Frontier has notified Bombardier in writing that any Bombardier Parts are defective or unsatisfactory in use and if within a reasonable period thereafter Bombardier has not provided a satisfactory resolution or made redesigned Bombardier Parts available.

Frontier Airlines Holdings, Inc.                                                                    Page 5

2.5.2

Frontier’s right to purchase, redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Frontier shall be responsible for obtaining all regulatory authority approvals required by Frontier to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article. Any such redesigned part shall be identified with Frontier’s part number only.

2.6	Purchase of Vendor Parts & Power Plant Parts

Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts and/or Power Plant Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts and Power Plant Parts. Vendor Parts and Power Plant Parts shall be delivered in accordance with the applicable vendor’s quoted lead-time plus Bombardier’s internal processing time should the Vendor Parts be sourced by Frontier through Bombardier.

2.7	Spare Parts Pricing

2.7.1	Spare Parts Price Catalogue

Bombardier is working to mitigate cost pressures internally by redesigning parts and manufacturing processes, reducing operating costs and seeking alternative supply sources worldwide that offer maximum cost advantage. [***].

2.7.2	Bombardier Prices for Vendor Parts

If Frontier orders Vendor Parts from Bombardier, the price to Frontier shall be the price as published in the Spare Parts Price Catalogue.

2.7.3	Quotations

Price and delivery quotations for items not listed in the Spare Parts Price Catalogue shall be provided in accordance with Letter Agreement No. 8 (Spares Program). Price quotations will be held firm for a period of [***] or as otherwise specified by Bombardier.

2.7.4	Price Applicability

Frontier Airlines Holdings, Inc.                                                                    Page 6

The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Frontier’s Order [***] or as quoted by Bombardier to Frontier upon request. If Frontier requests accelerated production, delivery or special handling for Bombardier Parts not taken into account in the price set out in the Spare Parts Price Catalogue for such Bombardier Parts, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier resulting from such accelerated production, delivery or special handling.

2.7.5	Currency and Taxes

All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

Frontier shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Frontier.

In addition, Frontier shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Frontier of any Spare Parts.

The parties shall reasonably cooperate with one another to minimize or eliminate exposure to custom duties or other taxes hereunder, in accordance with applicable law.

2.7.6	Vendor Pricing

Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least [***] with a [***] notice period prior to changing a published price.

2.8	Provisioning

2.8.1       Bombardier will immediately appoint a spares sales manager (“Spares Sales Manager”) for Frontier. The Spares Sales Manager will be available to Frontier at its major base of operations to coordinate those activities related to the initial spare parts requirements as well as provide Frontier with any assistance for any spares-related issues on an on-going basis. At Frontier’s request and upon finalizing the Aircraft Specification, the Spares Sales Manager will:

i.	commence the spares parts initial provisioning (IP) process, which will be customized to Frontier’s operations and environment;

ii.	schedule a spares pre-provisioning conference (“Pre-Provisioning Conference”) which will provide an opportunity for the Sales Manager to

Frontier Airlines Holdings, Inc.                                                                    Page 7

introduce Frontier to all of the services available from the Bombardier Parts Logistics organization along with a discussion related to spare parts purchasing incentives;

iii.
discuss the operational parameters necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors (“Provisioning Items”) and establish the base line operating model to be used for the creation of the IP data;

iv.	schedule meetings to review and discuss support related to Frontier’s requirements for ground support equipment, and special tooling for the Aircraft;

v.	discuss the format of the provisioning documentation to be provided to Frontier from Bombardier for the selection of Provisioning Items;

vi.	provide a [***];

vii.
establish a time line as required by Frontier whereby Bombardier will make available appropriate Bombardier representatives at the formal Provisioning Conference and make available the deliverables set forth above.

2.9	Initial Provisioning Documentation

Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

a)  Bombardier shall provide, not later than [***] prior the Scheduled Delivery Month of the first Aircraft, a recommended initial provisioning list to  include all Bombardier Parts, Vendor Parts, , GSE and tooling requirements (the “RSPL”) for Frontier’s configuration pursuant to Article 2.8. The RSPL shall identify all necessary tooling required to assist Frontier with the service and maintenance of the Aircraft;

b)  Bombardier shall provide, not later than [***] prior the Scheduled Delivery Month of the first Aircraft, the initial issue of provisioning data files described in ATA Specification 2000, Chapter 1 (as may be amended by Bombardier); and

c)   [***] to [***] shall be [***] following [***] or as may be mutually agreed;

Frontier Airlines Holdings, Inc.                                                                    Page 8

2.9.1	Obligation to Substitute Obsolete Spare Parts

In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Frontier from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Frontier’s request), Bombardier shall deliver to Frontier new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to Bombardier by Frontier. Bombardier shall credit Frontier’s account with Bombardier with the price paid by Frontier for any such obsolete or unusable Spare Part and shall invoice Frontier for the purchase price of any such substitute Spare Part delivered to Frontier.

2.9.2	Delivery of Obsolete Spare Parts and Substitutes

Obsolete or unusable Spare Parts returned by Frontier pursuant to Article 2.9.1. shall be delivered to Bombardier at its United States distribution centre. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Frontier from Bombardier’s plant in Ontario or such other Bombardier shipping point as Bombardier may reasonably designate. Bombardier shall pay the freight charges for the shipment from Frontier to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Frontier of any such substitute Spare Part.

2.9.3	Obligation to Repurchase Surplus Provisioning Items

Bombardier offers to Frontier a credit program for surplus Spares Parts, which were recommended in writing by Bombardier as part of the initial or any revision to the RSPL as described in Article 2.9 and are actually purchased by Frontier from Bombardier as Spare Parts. Such program will provide terms no less favorable than the following:

i.	During a period commencing [***] after the Delivery Date of the first Aircraft, and ending [***] such Delivery Date, Bombardier will, upon receipt of a written request and subject to the exceptions and conditions in Article 2.9.4, offer a credit for new, unused Spare Parts with the original certification documentation provided by Bombardier which (a) have been supplied by Bombardier as Spare Parts for the Aircraft and (b) are surplus to Frontier’s needs. Such credit may be used toward the purchase of goods and services (excluding the Aircraft) offered by Bombardier.

2.9.4	Exceptions

Bombardier shall not be obligated under Annex A Article 2.9.3 to repurchase Power Plant Parts, QEC Kit components not constituting Bombardier Parts, standard hardware, bulk and raw materials, GSE and special tools. Bombardier will not issue credits for Spare Parts which (a) were purchased by Frontier in quantities excess to or different from the parts recommended in writing by Bombardier to Frontier as RSPL provisioning for the Aircraft, (b) become surplus as a result of a change in Frontier’s operating parameters considered by Bombardier for the purpose of making the recommendation, including without limitation the total size of Frontier’s fleet of Aircraft, and (c) for Spare Parts which

Frontier Airlines Holdings, Inc.                                                                    Page 9

have been deemed obsolete by Bombardier when using commercially reasonable business and technical standards or have been superseded by another part as a result of (i) Frontier’s modification of an Aircraft for which the Spare Parts were purchased; (ii) parts damaged by Frontier; or (iii) Spare Parts that were not properly stored.

2.9.5	Notification and Format

Frontier shall notify Bombardier, in writing, when Frontier desires to return Provisioning Items which Frontier’s review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Article 2.9.3. Frontier’s notification shall include a detailed summary, in part number sequence, of the Spare Part serial number and the original invoice price of the Provisioning Items Frontier desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Frontier, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Within five (5) Business Days after receipt of Frontier’s notification, Bombardier shall advise Frontier, in writing, when Bombardier’s review of such summary from Frontier will be completed in accordance with Article 2.9.6.

2.9.6	Review and Acceptance by Bombardier

Upon completion of Bombardier’s review of a detailed summary submitted by Frontier pursuant to Annex A Article 2.9.5., Bombardier shall issue to Frontier a Material Return Authorization notice (“MRA”) for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Article 2.9.3. Bombardier will advise Frontier within thirty (30) days from receipt of Frontier’s Notice in accordance with Article 2.9.5 above of the reason that any Provisioning Items included in Frontier’s detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Frontier shall arrange for shipment of such Provisioning Items accordingly.

2.9.7	Price and Payment

The credit for each Spare Part to be issued by Bombardier will be: (i) an amount equal to [***] of the invoice price of the Spare Part. Credits will be issued and available to Frontier within [***] following such return to Bombardier’s facility in the United States.

2.9.8	Review and Acceptance by Bombardier and Return of Surplus Provisioning Items

Spare Parts for which a credit has been requested shall be delivered by Frontier, (Free Carrier - INCOTERMS 2000) to the Bombardier facility in the United

Frontier Airlines Holdings, Inc.                                                                    Page 10

States. All Spare Parts returned are subject to Bombardier’s quality control acceptance inspection using industry standard procedures and criteria. All Spare Parts which are rejected by Bombardier’s quality control and/or are included in the exceptions set forth in this Article will be reported to Frontier, within 30 calendar days of Bombardier receiving the part, such report to include a written description of the cause of rejection, and will be returned to Frontier at Frontier’s expense unless expressly directed by Frontier in writing within thirty (30) days after the report is issued by Bombardier to not ship the part back to Frontier and to dispose of it as Bombardier deems appropriate in its sole discretion.

2.9.9	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Article 2.9.8 shall pass to Bombardier upon delivery thereof to Bombardier. Risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Article 2.9.1 shall pass to Frontier upon delivery thereof to Frontier. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Article 2.9.3 shall pass to Bombardier upon delivery thereof to Bombardier.

With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefor pursuant to Article 2.9.1, and the Provisioning Items which may be repurchased by Bombardier pursuant to Article 2.9.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.10	Procedure for Ordering Spare Parts

Orders for Spare Parts may be placed by Frontier to Bombardier by any method of order placement (including but not limited to SITA, ARINC, [***], telecopier, letter, facsimile, electronic mail, telephone or hard copy purchase order).

2.10.1  Requirements

Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier’s price, if available. Orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Frontier.

2.10.2  Processing of Orders

Upon acceptance of any Order, unless otherwise directed by Frontier, Bombardier shall, if the Spare Parts are in stock, proceed to prepare the Spare Parts for shipment to Frontier. If Bombardier does not have the Spare Parts in stock, Bombardier will promptly notify Frontier and Frontier will instruct Bombardier on how to proceed to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall

Frontier Airlines Holdings, Inc.                                                                    Page 11

be generally consistent with the provisions of the World Airline Suppliers Guide, as applicable to Frontier.

2.10.3  Changes

Bombardier reserves the right, subject to having notified Frontier, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by more than [***]. Bombardier shall promptly give Frontier Notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Frontier’s consent, which consent shall conclusively be deemed to have been denied unless Frontier gives Bombardier Notice of acceptance within fifteen (15) Business Days after receipt of Bombardier’s Notice. Unless Frontier gives Bombardier Notice of acceptance as aforesaid, the affected Spare Part will be deleted from Frontier’s Order.

Frontier Airlines Holdings, Inc.                                                                    Page 12

2.11	Packing

All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.12	Packing List

Bombardier shall insert in each shipment a packing list/release note itemized to show:

(i)      the contents of the shipment,
(ii)     the approved signature of Bombardier’s TC authority attesting to the airworthiness of the Spare Parts.
(iii)    value of the shipment for customs clearance if required.

2.13	Container Marks

Upon Frontier’s request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.

2.14	Delivery

2.14.1	Delivery Point

Spare Parts shall be delivered to Frontier as set forth in this Article 2 and Letter Agreement No. 8 (Spares Program).

2.14.2	Delivery Time

Bombardier shall ship Spare Parts to Frontier as set forth in Letter Agreement No. 8 (Spares Program) or as follows:

a)  Initial Provisioning Orders

   [***] prior to the Delivery Date of the first Aircraft, so long as Frontier has placed an Order at least [***] prior thereto; and

b)     Delivery Period Other Orders

Shipment of stock items shall be approximately [***] after Bombardier’s receipt of Frontier’s Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue or provisioning data.

2.15	Collect Shipments

Frontier Airlines Holdings, Inc.                                                                    Page 13

Where collect shipments are not deemed practicable by Bombardier, prepaid freight charges, insurance and all other costs paid by Bombardier shall be paid by Frontier promptly upon presentation to Frontier of invoices covering the same.

2.16	Freight Forwarder

If Frontier elects to use the services of a freight forwarder for the onward movement of Spare Parts, Frontier agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Frontier and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Frontier at the time of seizure.

2.17	Reimbursement of Expenses

If Bombardier gives Frontier Notice that an Order is ready for shipment and shipment is delayed more than [***] at Frontier’s request or without Bombardier’s fault or responsibility, Frontier shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.18	Title and Risk of Loss

Property and title to the Spare Parts will pass to Frontier upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Frontier, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to Frontier upon delivery by Bombardier. With respect to Spare Parts rejected by Frontier pursuant to Annex A Article 2.20, risk of loss shall remain with Frontier until such Spare Parts are re-delivered to Bombardier.

Bombardier agrees to notify Frontier when material is shipped and shall provide carrier’s reference information (i.e., waybill number).

2.19	Inspection and Acceptance

All Spare Parts shall be subject to inspection by Frontier at destination. Use of Spare Parts or failure of Frontier to give Notice of rejection within [***] after receipt shall constitute acceptance. Frontier’s remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.20 herein.

2.20	Rejection

Any Notice of rejection referred to in Annex A Article 2.19 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Frontier shall, upon receipt of Bombardier’s written instructions and Material Return Authorization (“MRA”) number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Frontier shall be at Bombardier’s expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

Frontier Airlines Holdings, Inc.                                                                    Page 14

2.21	Payment

Except as provided in Annex A Article 2.23 below, payment terms shall be [***] of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to [***].

2.22	Payment for Provisioning Items

Payment for Provisioning Items shall be made by Frontier as follows:

a)	a deposit of [***] of the Provisioning Items as selected by Frontier, upon signature of the spares provisioning document or placement by Frontier of the Provisioning Items Order with Bombardier; and

b)	the balance of the total price of Provisioning Items upon their delivery as specified in 2.21.

2.23	Modified Terms of Payment

Bombardier may alter the terms of payment only upon provision of prior Notice and only if Frontier fails to pay when due an amount Frontier owes under any agreement with Bombardier, provided however, Bombardier reserves the right to establish credit limits from time to time for Frontier as it considers reasonable, in its sole discretion .

Frontier Airlines Holdings, Inc.                                                                    Page 15

2.24	Regulations

Frontier shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Frontier to make payments at the time and place and in the manner specified herein.

2.25	Warranty

The warranty applicable to Bombardier Parts purchased as Spare Parts is [***] from the date of delivery of such spare part. The cost for the transportation incurred in connection with a spare part shall be paid by Frontier.

2.26	Cancellation of Orders

Except as otherwise may apply to initial provisioning, if Frontier cancels an Order, Bombardier, at its option, shall be entitled to recover, as liquidated damages upon presentation of an invoice and substantiating documentation, an amount based upon the following parameters:

a)   if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as “shelf stock” in the Spare Parts Price Catalogue, no cancellation charges shall be made;

b)   if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be [***] of the price;

c)   if shop time or material charges have been made against the Order, the cancellation charge shall be [***]; and

d)   if the Spare Parts covered by the Order can be absorbed into Bombardier’s inventory without increasing Bombardier’s normal maximum stock level, no cancellation charges shall be made.

2.27
Lease

Bombardier shall select and make available certain Insurance Parts for lease, subject to availability and Frontier agreeing to the terms and conditions as set out in Bombardier’s standard Master Component Lease Agreement.

2.28    Intentionally Omitted

Frontier Airlines Holdings, Inc.                                                                    Page 16

ARTICLE 3 - TRAINING

3.1
General Terms

Each training program shall include (i) operational systems, ground familiarization on Aircraft systems, weight and balance, performance and normal/emergency procedures, advance displays, flight deck and flight management systems, (ii) [***] of basic indoctrination course work for each pilot. These [***] of basic indoctrination training material shall be provided by Frontier to FlightSafety and FlightSafety will incorporate the material into the training package at an additional charge to Frontier as this is beyond the standard Pilot Initial Course referred to above), and (iii) up to [***] with a qualified simulator instructor per Aircraft of training in accordance with the FAA’s approved flight operations training program.

Simulator sessions that are part of the standard Pilot Initial Course must be completed by the pilots in order to receive records of training.

3.1.1	The objective of the training programs (the “Programs”) described in this Agreement is to familiarize and assist Frontier’s personnel in the introduction, operation, and maintenance of the Aircraft.

3.1.2
Bombardier shall offer the Programs to Frontier in the English language, at a Bombardier designated facility in North America. The Programs may commence after execution of the Agreement and shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

3.1.3	Frontier shall be responsible for all travel and living expenses (including local transportation) of Frontier’s personnel incurred in connection with their attendance at the Programs.

3.1.4	Training Materials and Media shall be further defined upon due diligence by the Purchaser, thereby reserving their right to expand upon this definition as may be required from time to time.

Bombardier will furnish each of Purchaser’s pilots attending the Pilot Initial Course [***] of the Pilot Training Manuals (without revision service):

Flight Crew Operating Manuals (FCOM) Volumes I, II & III;
Quick Reference Handbook (QRH);
Take Off and Landing Card (TOLD) and cockpit poster

Purchaser’s personnel attending Bombardier’s maintenance training courses shall receive [***] of the Maintenance Training Manual, Engine Run Up Checklist and associated handouts (without revision service), which is used during the training.

FlightSafety is prepared to provide a proposal for the purchase or lease of relevant training materials and media provided the applicable non-disclosure and third party training agreements are in place.

Frontier Airlines Holdings, Inc.                                                                    Page 17

FlightSafety will be pleased to provide a proposal directly to Purchaser for the access of available on-line manuals.

3.1.5	The Programs are designed for candidates who meet the following minimum prerequisites:

Pilots

(a)	hold airplane multi-engine rating;
(b)	have recent multi-crew experience;
(c)	hold valid instrument flight rating;
(d)	hold valid medical certificate;
(e)	have a functional comprehension of the English language;
(f)	captains hold current and valid ATP license or equivalent (minimum of 3,000 hours recommended); and
(g)	first officers hold current and valid commercial license or equivalent (minimum of 1,500 hours recommended).

Flight Attendants

(a)	qualified flight attendant with previous experience; or
(b)	hold recent flight attendant training course certificate including fire fighting training, first aid training, in-flight emergency training, safety procedures training and crew communications training; and
(c)	have a functional comprehension of the English language.

Flight Dispatchers

(a)   qualified flight dispatcher with previous experience; or
(b)   familiar with aircraft performance, weight and balance and flight planning; and
(c)   have a functional comprehension of the English language.

Maintenance Technicians

(a)	hold a valid AME license or equivalent, or have sufficient knowledge and experience (minimum 3 years experience recommended);
(b)	have experience with digital communications, glass cockpit and built-in test equipment; and
(c)	have a functional comprehension of the English language.

3.1.6
Prior to commencement of the Programs, upgrade training can be arranged for Frontier’s personnel who do not meet the above minimum requirements. Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

3.1.7
Should any of Frontier’s personnel who do not meet the above minimum requirements encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be borne by Frontier.

Frontier Airlines Holdings, Inc.                                                                    Page 18

3.1.8
A training conference shall be held, if practicable, no later than [***] prior to the Scheduled Delivery Date of the first Aircraft to Frontier, or as may be otherwise agreed, to establish the content and schedule of the Programs. Any Frontier requested changes to the standard course curriculum may result in additional costs to Frontier.

3.2 Flight Crew Training

3.2.1	Flight Crew Ground Training

Bombardier will provide FAA approved transition training for up to [***] pilots who meet the minimum entry requirement, at Toronto or another FlightSafety facility designated by Bombardier in North America, which consists of all required:

(i)  Ground school utilizing Computer Based Training (“CBT”)
(ii)  Fixed based simulators (“FBS”)
(iii) Full Flight Simulators (“FFS”)

Bombardier will provide each pilot up to [***] of classroom instruction which may include Computer Based Training (CBT), Cockpit Procedures Mock-up (CPM) and Cockpit Procedures Training. Bombardier shall furnish each of Frontier’s pilots attending the course [***] of each reference course material (without revision service):

Pilot Training Manual;
Flight Crew Operating Manuals (FCOM) Volumes I, II & III;
Quick Reference Handbook (QRH);
Take Off and Landing Card (TOLD) and cockpit poster

3.2.2    Pilot Simulator Training

Bombardier shall assist in arranging access to a FAA approved flight simulator at FlightSafety Canada for the crews trained under Annex A Article 3.2.1. Bombardier shall provide a simulator instructor at no additional charge for [***] for the crews ([***]); each session shall consist of [***] in the simulator and required briefing/debriefing sessions.

3.2.3	In-flight Training

Should Frontier require aircraft flight training in addition to simulator training, such training shall be conducted in Frontier’s Aircraft after acceptance for [***] of Frontier’s pilots. Bombardier shall provide an instructor pilot at no additional charge. Frontier shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance and maintenance required for the Aircraft during such training. All such training shall take place at Bombardier’s facilities in Downsview, Ontario. During such flights, no passengers shall be permitted aboard the Aircraft.

3.2.4	Recurrent Pilot Training

Frontier Airlines Holdings, Inc.                                                                    Page 19

Bombardier shall, upon Frontier’s request, assist in arranging recurrent pilot training at FlightSafety facilities in North America.

3.2.5	Course Training Material

Bombardier will provide training material in accordance with the course training material stipulated in each course description. Additionally, upon Frontier’s request, Bombardier will arrange for FlightSafety Canada to provide a proposal for additional pilot course training materials (without revision service).

3.2.6	Flight Attendant Course

Bombardier shall provide [***] of Frontier’s qualified flight attendant personnel. This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. Bombardier shall furnish for each participant in this course [***] of the Flight Attendant Training Guide (without revision service). Frontier shall assist Bombardier in the development of the Flight Attendant Training Guide to incorporate Frontier’s specific equipment and procedures. Each course shall be for [***] duration.

3.2.7	Start-up Team - Pilot Support

In accordance with the Start-up Team Services referred to Article 1.2.4 above, Bombardier will provide up to [***] of Supervising Pilots (which shall be defined as a pilot of such a standard approved or qualified by the Airworthiness Authority to train Frontier’s pilots to be qualified by the Airworthiness Authority as supervisory line check airman), to supervise Frontier’s pilots during Frontier’s regular flight operations of the Aircraft, such assistance to take place at the initial line operation of the first Firm Aircraft and through all necessary and required proving runs.

3.3      Maintenance Training

     3.3.1     General

The Maintenance Training shall be designed to meet the requirements of the FAA for an Aircraft Maintenance Engineer License or FAA equivalent. The training is also suitable for maintenance instructors, supervisory personnel and senior maintenance engineers or mechanics.

Frontier’s personnel attending Bombardier’s maintenance training courses shall receive a copy of each of the following materials (without revision service), to be used during the training:

Maintenance Training Manual;
Engine Run Up Checklist and associated handouts

Frontier Airlines Holdings, Inc.                                                                    Page 20

Maintenance Training shall consist of classroom instruction supported by appropriate illustrations and maintenance training aids. Maintenance Training shall include escorted tours of aircraft production and flight line areas whenever possible.

3.3.2    Initial Maintenance Course

Bombardier shall, with each Aircraft delivered, provide first line maintenance training for [***] Frontier’s qualified personnel. The course consists of instruction pertaining to the entire Aircraft and its systems covering systems familiarization, servicing and maintenance, engine and propeller installation and controls rigging. It includes instruction in the procedures mock-up followed by [***] in the flight simulator to provide ground running and taxiing training. The course duration shall be for [***].

3.3.3    Specialist Courses

Bombardier shall at Frontier’s request, provide a proposal for specialist courses which will be derived from Bombardier’s standard courses.

3.3.4    Maintenance Recurrent Training

Bombardier shall, upon Frontier’s request, assist in arranging recurrent maintenance training at FlightSafety Canada, or at FlightSafety International in Paris, France, or Seattle, Washington.

3.3.5    Course Training Material

Bombardier will provide training material in accordance with the course training material stipulated in each course description. Additionally, upon Frontier’s request, Bombardier will arrange for FlightSafety Canada to provide a proposal for additional pilot course training materials (without revision service).

3.3.6    Vendor Training

In general there is no charge for Bombardier vendor training, however, travel and accommodation costs are borne by Frontier where the training is provided at the vendor’s facility. Vendor training is desirable to support additional shop maintenance functions such as wheels, brakes and engine shops. If requested by Frontier, Bombardier shall assist Frontier to obtain such vendor training.

Frontier Airlines Holdings, Inc.                                                                    Page 21

3.4	Insurance

3.4.1
Frontier shall at all times during flight training in Frontier’s Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including liability insurance covering public liability, passenger, crew, property and cargo damage, including war and allied perils, in amounts not less than [***] for any single occurrence.

3.4.2
The liability policy shall name Bombardier (and its affiliates) as additional insured. All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Frontier shall not be required to provide insurance with respect to the manufacturing, training, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

ARTICLE 4 - TECHNICAL DATA

4.1	Technical Data

4.1.1	Technical Data Provided

Bombardier shall furnish to Frontier the Technical Data described in Attachment “A” hereto (the “Technical Data”) in the then current available medium (either hard copy format or digital/dynaweb, SGML format as applicable) in quantities specified in Attachment A. The Technical Data shall be in the English language and in accordance with Specification ATA 100 D8 Q400 Revision 34, as applicable shall provide information on items manufactured according to Bombardier’s detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

4.1.2	Additional Technical Data

Any additional Manual(s) and associated revisions purchased over and above those listed herein, shall be subject to the terms and conditions specified in Bombardier’s “Manual Status and Price List”.

4.2	Shipment

All Technical Data furnished hereunder shall be delivered to Frontier Free Carrier (Incoterms) Bombardier’s designated facilities and at a time to be mutually agreed to between Frontier and Bombardier.

Frontier’s shipping address and contact information is as follows:
Name:
Address:
Contact:
Phone #:
Fax #:
Shipping Account Number:

Frontier Airlines Holdings, Inc.                                                                    Page 22

Carrier:
Account Number:

4.3	Proprietary Technical Data

It is understood and Frontier acknowledges that the Technical Data provided herein is proprietary to Bombardier and/or its vendors. All rights to copyright belong to Bombardier and/or its vendors and the Technical Data shall be kept confidential by Frontier. Frontier agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration(s) thereto allowed by Bombardier.

Technical Data shall not be disclosed to third parties or used by Frontier or furnished by Frontier for the design or manufacture of any Aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Article 2.5 hereof or for the maintenance of the Aircraft and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall enter into Standard Form Non-Disclosure and Data Licensing Agreement.

4.4       Revision Service

Bombardier will provide Frontier with revision service commencing upon delivery of the first Technical Data to Frontier and shall continue for [***] following delivery of Frontier’s first Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service Bulletins.

4.4.1	Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Frontier within [***] following the Delivery Date of each of the Aircraft, respectively.

4.4.2
Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins, any Bombardier originated changes and Airworthiness Directives. The manuals shall then contain both the original and revised configuration.

4.5       Passenger Information Cards

Bombardier will provide [***] for the preparation of passenger information cards.

For an additional cost, subject to negotiation, Bombardier will provide, in Bombardier’s standard format, laminated passenger information cards in quantities requested.

ARTICLE 5 - EMPLOYEES AND REPRESENTATIVES OF BOMBARDIER

5.1       Responsibility for Personnel

Frontier Airlines Holdings, Inc.                                                                    Page 23

In connection with the provision of any Customer Support Services under this Agreement, Bombardier is an independent contractor and personnel used or supplied by Bombardier in performance of this Agreement shall be and remain employees or agents of Bombardier, and under no circumstances are such personnel to be considered employees or agents of Frontier. Bombardier shall have the sole responsibility for supervision and control of its personnel. Each party assumes full responsibility for any and all liability on account of bodily injury to or death of any of its own employees occurring during the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability in the payment of workers’ compensation or employer’s liability insurance premiums and for the payment of all taxes, contributions, or other payments for unemployment compensation or old age benefits, pensions or annuities imposed by any government or agency having jurisdiction.

5.2       Regulations

All Bombardier agents and employees that are at or on Frontier’s premises agree to comply with all rules and regulations established by Frontier in connection with invitees on Frontier’s premises including, but not limited to, those rules and regulations established in connection with access to controlled airport areas and display of proper identification.

5.3       [***]

[***].

Frontier Airlines Holdings, Inc.                                                                    Page 24

AIRLINE: FRONTIER AIRLINES	MEDIUM
Dash 8 Series 400	“Supplied as “Fly-away” with each Aircraft	PSM No.	Paper Total Quantity	Digital/Dynaweb Quantity
PUBLICATION TITLE
Airplane Operating Manual (AOM) Inc. Pilot’s Checklist & Crash Crew Chart, including FCOMS 1, 2, and 3	[***]	1-84-1	[***]
Powerplant Build-up Manual (PPBM)		1-84-10	[***]
Airport Planning Manual (APM)		1-84-13	[***]
Crash-Fire-Rescue Manual (CFRM)		1-84-14	[***]
Master Minimum Equipment List (MMEL Inc. MMELP & Dispatch Deviation Guide)		1-84-16	[***]
Maintenance Facilities and Equipment Planning Manual (MFEPM)		1-84-17	[***]
Consumable Products Manual (CPM)		1-84-18		[***]
Airplane Flight Manual (AFM)	[***]	1-84-1A	[***]
Quick Reference Handbook (QRH)	[***]	1-84-1B	[***]
Aircraft Maintenance Manual (AMM) (incl. PWC Maint. Manual)		1-84-2	[***]	[***]
Ramp Servicing Manual (RSM) Inc. Refuel/Defuel Handbook		1-84-2S		[***]
Illustrated Tool & Equipment Manual (ITEM)		1-84-2T		[***]
Wiring Manual (WM)		1-84-2W		[***]
Structural Repair Manual (SRM)		1-84-3		[***]
Aircraft Illustrated Parts Catalogue (AIPC)		1-84-4		[***]
Fault Isolation Manual (FIM)		1-84-23		[***]
Component Maintenance Manual (CMM)		1-84-6		[***]
Maintenance Requirements Manual (MRM)		1-84-7	[***]
Maintenance Planning Document (MPD)		1-84-7P		[***]
Maintenance Task Cards Manual (MTCM)		1-84-7TC		[***]
Non-Destructive Test Manual (NDT)		1-84-7A	[***]
Weight and Balance Manual (WBM)	[***]	1-84-8	[***]
Cargo Loading Manual (CLM)		1-84-8A		[***]
Aircraft Recovery Manual (ARM)		1-84-9	[***]
Corrosion Prevention Manual (CPM)		1-GEN-5	[***]
Service Bulletins (SB) Medium: as then available		-
Service Letters (SL)		-	[***]
DVD - Q400 Digital Manuals
(Includes AMM, RSM, ITEM, WM, SRM, IPC, CMM, MPD, MTCM, CLM, FIM and CPM)

Frontier Airlines Holdings, Inc.                                                                    Page 25

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

ANNEX B

WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

This Annex B sets out the warranty referred to in Article 3 of the Agreement and Article 2.25 of Annex A of the Agreement.

1.1	Warranty

	1.1.1	Subject to Annex B Articles 1.9, 1.10, and 2.0, Bombardier warrants that, at the date of delivery of the Aircraft:

a)	the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

b)	the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Power Plant Part;

c)	the Bombardier Parts installed on the Aircraft at delivery shall be free from defects in material or workmanship; and

d)	the Bombardier Parts installed on the Aircraft at delivery shall be free from defects in design, having regard to the state of the art as of the date of such design.

1.1.2
Subject to Annex B Articles 1.2.1(b), 1.9 and 1.10, the warranty set forth in Annex B Article 1.1.1(c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts, effective from the date of delivery of such Bombardier Parts.

1.1.3	Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 1

1.2	Warranty Period

1.2.1
The warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a “Defect”) becoming apparent during the following periods (individually, the “Warranty Period”):

a)	for failure to conform to the Specification and in the installation referred to in Annex B Article 1.1.1(a) and 1.1.1(b), [***] from the Delivery Date;

b)	for those Defects in material or workmanship or design (having regard to the state of the art at the time of such design) in Bombardier Parts referred to in Annex B Article 1.1.1(c), [***] from the date of delivery of such parts;

c)	for those Defects in material or workmanship or design (having regard to the state of the art at the time of such design) in Bombardier Parts referred to in Annex B Article 1.1.2, [***] from the date of delivery of such parts; and

d)	for errors in the Technical Data referred to in Annex B Article 1.1.3, [***] from the date of delivery of the applicable Technical Data.

1.3	Repair, Replacement or Rework

As to each matter covered by this warranty, Bombardier’s sole obligation and liability is expressly limited to, at Bombardier’s election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears.

[***] (“Fixed Rate Warranty Credit”), Bombardier will issue a credit to Frontier in such amount [***]. [***], Bombardier will issue a Fixed Rate Warranty Credit in such amount, provided however, Bombardier [***]. Notwithstanding the foregoing, Frontier must [***] for [***] a Fixed Rate Warranty Credit is claimed. All Fixed Rate Warranty Credits shall be issued to Frontier's account for use by Frontier for the purchase of Bombardier goods (excluding aircraft) and services.

1.4	Claims Information

Bombardier’s obligations hereunder are subject to a warranty claim to be submitted in writing to Bombardier’s warranty administrator, which claim shall include at a minimum but not be limited to the following information, unless otherwise agreed to by the Parties:

a)
the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective or removal tag and work task cards, as applicable;

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 2

b)	the manufacturer’s serial number of the Aircraft from which the part was removed;

c)	the date the claimed Defect became apparent to Frontier;

d)	the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Frontier; and

e)	a description of the claimed Defect and the circumstances pertaining thereto.

1.5       Warranty Claim Procedure

In order to enable a Warranty Claim to be adequately processed, each claim shall be addressed as follows:

a.	Frontier shall send a written warranty claim notice (the “Warranty Notice”) by facsimile or e-mail to Bombardier's warranty department within [***] following the date that any Defect giving rise to a warranty claim becomes apparent to Frontier;

b.	Frontier shall consult the Supplier Information Manual available on-line via RACS website for the location to which the Bombardier Part shall be returned;

c.	If requested by Bombardier, Frontier shall return the defective part, as directed by Bombardier, within a period of [***] following Bombardier’s request for the return of such part;

d.
Within [***] following receipt of Frontier’s Warranty Notice for a Defect accompanied by Frontier’s request for permission as applicable to correct a Defect, Bombardier shall notify Frontier of its decision on the request. Approval under this Article shall not constitute a determination as to the existence of a Defect as described in Annex B Article 1.1 above; and

e.	Bombardier commits to [***], but in any event commits to promptly disposition each claim.

1.6	Labour Reimbursement

For correction of defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Frontier, Bombardier shall reimburse Frontier for Bombardier estimated hours or for Frontier’s actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to and to re-install said Bombardier Part. Such reimbursement shall be based upon Frontier’s direct labour rate per man-hour plus burden rate of [***], subject to annual review and adjustment of such labour rate as

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 3

mutually agreed; provided, however, that this amount shall not exceed [***] of the Bombardier published selling labour rate.

1.7	Approval, Audit, Transportation and Waiver

All warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Frontier’s warranty claim [***] following the receipt of the Warranty Notice. If requested, Frontier shall return the defective Bombardier Part to Bombardier’s designated facility as set forth in Annex B Article 1.5. c., above.

Frontier shall pay all costs of transportation of the defective part from Frontier to Bombardier and Bombardier shall pay all costs of transportation of the repaired, corrected or replacement parts back to Frontier.

1.8	Limitations

1.8.1	Bombardier shall be relieved of and shall have no obligation or liability under this warranty if:

a)	the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Frontier furnishes reasonable evidence acceptable to Bombardier that such products or parts were not a cause of the Defect; or

b)
the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A and the manufacturer’s documentation furnished to Frontier (including Service Bulletins and airworthiness directives) unless Frontier furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

c)	the Aircraft was not operated under normal airline use, unless Frontier furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

d)	Frontier does not

1)	report the Defect in writing to Bombardier’s warranty administrator [***];

2)	retain the Bombardier Part claimed to be defective (unless applicable to a claim for a Fixed Rate Warranty Credit under Article 1.3) until advised by Bombardier to return such Bombardier Part to Bombardier’s designated facility in order for Bombardier to finalize its evaluation of the warranty claim or to otherwise dispose of such Bombardier Part;

3)	submit the claim in accordance with the requirements of Article 1.4; and

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 4

4)
allow Bombardier reasonable opportunity to be present during the disassembly and inspection of the Bombardier Part claimed to be defective; provided that Bombardier's presence at the removal of the Bombardier Part from the Aircraft shall not be required as a condition to Bombardier's obligations or liability under this warranty.

1.8.2	The warranty does not apply to Buyer Furnished Equipment.

1.9	Normal Usage

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this warranty.

1.10	Overhaul of Warranty Parts

Bombardier’s liability for a Bombardier Part which has a Defect and is overhauled by Frontier within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.11
No Fault Found

In the event that Frontier submits Bombardier Parts for repair, correction or replacement under a warranty claim and such Bombardier Parts are determined by Bombardier to be serviceable (such submissions being hereinafter referred to as a “No Fault Claim”), Bombardier shall have the right, should Frontier’s number of No Fault Claims exceed [***], to determine such No Fault Claims to be excessive, taking into account the length of Frontier’s experience with maintaining the Aircraft and other operators’ experience with a given Bombardier Part, and to charge to Frontier Bombardier’s reasonable costs in connection with the processing and validation of Frontier’s No Fault Claims in excess of such [***] threshold.

In the event that a Bombardier Part returned under a warranty claim is subsequently established to be serviceable, then Bombardier shall be entitled to charge and recover from Frontier any reasonable costs incurred by Bombardier in connection with processing and validating such warranty claim. Notwithstanding the foregoing, in the event that repetitive in-service failure occurs with respect to a Bombardier Part which is identified by Bombardier on a repeated basis to be “no fault found”, then Bombardier and Frontier shall discuss and mutually agree to a course of further action to help identify the cause of failure of such part giving rise to Frontier's claim of warranty. In the event the failure of such is ultimately confirmed to be a valid basis for a warranty claim, then the above mentioned costs incurred by Bombardier and charged to Frontier shall be waived [***].

Warranty [***]

The warranties provided in this Attachment [***].

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 5

ARTICLE 2 - VENDOR WARRANTIES

2.1	Warranties from Vendors

The provisions of this Annex B apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Frontier and vendor. [***].

2.2	Vendor Warranty Backstop

For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier as a Spare Part, excluding the Power Plant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B Article 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor’s warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Frontier.

2.3	Bombardier’s Interface Commitment

In the event of a dispute in the application of a Vendor Part warranty, at Frontier’s request addressed to Bombardier’s warranty administrator, Bombardier shall, without charge, [***] conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. [***]

Frontier shall furnish to Bombardier all data and information in Frontier’s possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Frontier in writing of Bombardier’s opinion as to the cause of the problem and Bombardier’s recommended corrective action.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 6

ARTICLE 3 - SERVICE LIFE POLICY

3.1	Applicability

The Service Life Policy (“SLP”) described in this Annex B Article 3 shall apply if fleet wide and repetitive failures occur in any Covered Component which is defined in Annex B Article 3.7 below.

3.2	Term

3.2.1	Should such failures occur in any Covered Component within [***] following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

a)	design and/or furnish a correction for such failed Covered Component; or

b)	furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3	Price

Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

P = [***]
Where:

P	=	Price of Covered Component to Frontier;
C	=	Bombardier’s then current price for the Covered Component;
T	=	The total time to the nearest month since the Aircraft containing the Covered Component was delivered by Bombardier

3.4	Conditions and Limitations

3.4.1	The following general conditions and limitations shall apply to the SLP:

a)
the transportation cost for the return to Bombardier’s designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Frontier;

b)	Bombardier’s obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

c)
Frontier shall report any failure of a Covered Component in writing to Bombardier’s Warranty administrator within two (2) months after such failure becomes evident. Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 7

d)
the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier’s obligations under this SLP with respect to any Covered Component;

e)
Bombardier’s obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Frontier prior to receipt by Bombardier from Frontier of any notice of an occurrence which constitutes a failure in a Covered Component. The provisions of this subparagraph shall not apply in the event that Frontier furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Frontier’s failure to so modify the Aircraft;

f)	this SLP shall not apply to a failure of a Covered Component if Bombardier determines that such failure may not reasonably be expected to occur on a fleet wide and repetitive basis;

g)
this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component;

h)	[***].

3.5	Coverage

This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier’s obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6	Assignment

Frontier’s rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without Bombardier’s prior written consent. Any unauthorized assignment, sale, lease, transfer, or other alienation of Frontier’s rights under the SLP shall immediately void all of Bombardier’s obligations under the SLP.

3.7	Covered Component

Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 8

ARTICLE 4 - GENERAL

4.1	It is agreed that Bombardier shall not be obligated to provide to Frontier any remedy which is a duplicate of any other remedy which has been provided to Frontier under any other part of this Annex B.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 9

ARTICLE 5 - DISCLAIMER

5.1
BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY) IN CONTRACT (INCLUDING, WITHOUT LIMITATION, WARRANTY), IN TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES) OR OTHERWISE, FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT, WITH RESPECT TO:1) ANY DEFECT IN THE BOMBARDIER PARTS OR TECHNICAL DATA OR ANY OTHER THING DELIVERED UNDER THIS AGREEMENT;

1)	ANY DEFECT IN THE BOMBARDIER PARTS OR TECHNICAL DATA OR ANY OTHER THING DELIVERED UNDER THIS AGREEMENT;

2)	ANY DELAY IN PERFORMANCE OR COMPLETE FAILURE TO PERFORM ITS OBLIGATIONS SET FORTH IN THIS ANNEX B FOR ANY REASON WHATSOEVER; OR

3)	ANY FAILURE TO PERFORM ANY OF ITS OTHER OBLIGATIONS UNDER THIS AGREEMENT.

NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BOMBARDIER IN OTHER PROVISIONS OF THE AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF THIS ANNEX “B”.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 10

Annex B - Attachment A
COVERED COMPONENTS
WING
(a)	Upper and lower wing skins and stringers between front to rear spars.

(b)	Wing spar caps, webs and uprights.

(c)	Main box (front spar to rear spar) wing ribs.

(d)	Main box splice plates, fittings.

(e)	Wing to nacelle structural attachments.

(f)	Wing to fuselage structural attachments.

(g)	Support structure in the wing to spoilers, spoiler actuators and ailerons.

(h)	Main gear support structure.

(i)	Engine support fittings.

FUSELAGE
(a)
External surface skins and doublers, stringers, circumferential frames between forward pressure bulkhead and aft pressure dome, excluding all systems, insulation, lining and decorative clips and brackets.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)	Primary structure frames around body openings for passenger doors, cargo/baggage doors and emergency exits.

(d)	Nose gear support structure.

(e)	Floor beams and supporting structure in the flight compartment and cabin including the lavatory, excluding seat tracks in both areas.

(f)	Forward pressure bulkhead and aft pressure dome.

(g)	Floor beams and supporting structure in the baggage compartment providing same is not damaged through abusive handling of baggage or cargo.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 11

VERTICAL TAIL (including fuselage aft of aft pressure dome)

(a)	Fuselage external surface skins, stringers and frames between aft pressure dome and rear fin spar frame.

(b)	Fin skins and stiffeners between front and rear spars.

(c)	Fin front, centre and rear spar caps, webs and uprights.

(d)	Main box (front spar to rear spar) fin ribs.

(e)	Fin hinge and actuator support structure for rudder and elevator.

(f)	Fore rudder structure and hinge and actuator brackets.

(g)	Aft rudder forward cell structure and hinge and radius rod brackets.

HORIZONTAL TAIL

(a)	Tailplane skins and stringers.

(b)	Tailplane spar caps, webs and uprights.

(c)	Tailplane main box (front spar to rear spar) ribs.

(d)	Tailplane hinge support structure for elevator.

(e)	Elevator forward cell structure and hinge and actuator brackets.

(f)	Horizontal tail structure attachments.

Annex B to PA-581
Frontier Airlines Holdings, Inc.                                                                    Page 12

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: AIRCRAFT CREDIT

Letter Agreement No. 01 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) firm and ten (10) option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0
In further consideration of Frontier having entered into the Agreement, Bombardier will issue to Frontier at Delivery of each Aircraft under the Agreement a credit in the amount of [***] (“Aircraft Credit”). The amount of the Aircraft Credit is stated in [***] United States Dollars and shall be adjusted to the Delivery Date by an amount equal to the lesser of: (A) the percentage amount calculated in accordance with the Economic Adjustment Formula, or (B) [***], multiplied by the amount of the Aircraft Credit; provided that in no event shall any adjustment cause the Aircraft Credit to be less than the fixed amount stated above. The Aircraft Credit will be applied against Frontier's final payment due Bombardier for the Aircraft under Article 5.2 of the Agreement at Delivery.

2.0
Bombardier's obligation to pay and/or provide the Aircraft Credit shall apply equally to Option Aircraft for which Frontier has elected to purchase from Bombardier in accordance with Letter Agreement No. 2.

LA 581-01 (Aircraft Credit)                                                            - 1 -
Initials

Frontier  ________  Bombardier  ________

3.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered; provided that Bombardier shall have no right to claim a credit, refund or set-off in respect of any Aircraft Credit given to Frontier prior to the date of such termination.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-01 (Aircraft Credit)                                                           - 2 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-01 (Aircraft Credit)                                                           - 3 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: OPTION AIRCRAFT

Letter Agreement No. 02 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0
In further consideration of Frontier having entered into the Agreement, Bombardier agrees to reserve an additional ten (10) Bombardier Q400 Aircraft (the "Option Aircraft") with Scheduled Delivery Months set forth in paragraph 3 for the benefit of Frontier under the following general conditions:

Pricing & Offerability

1.1
Frontier may exercise its option to purchase the Option Aircraft by providing Bombardier with irrevocable written notice of exercise ("Option Exercise Notice") (substantially in the form set out as Attachment A hereto) no later than [***] prior to the first day of the month of the Scheduled Delivery Month of the applicable Option Aircraft. The Option Deposit, as later defined, will be applied against the first payment due under the Agreement for the relevant Option Aircraft.

LA 581-02 (Optional Aircraft)                                             - 1 -
Initials

Frontier  ________  Bombardier  ________

1.2
Immediately upon delivery of the Option Exercise Notice to Bombardier, the Option Aircraft shall be deemed an "Aircraft" under the Agreement and the terms of the Agreement shall apply mutatis mutandis to the purchase of such Option Aircraft, save and except as provided herein and in Letter Agreement No. 15 (Delivery Flexibility).

1.3
Within [***] following delivery of such Option Exercise Notice, the parties shall enter into an amendment of the Agreement [***], to reflect the increased number of Aircraft in Frontier’s fleet and otherwise memorializing the addition of the Option Aircraft to the Agreement.

1.4
The Aircraft Purchase Price for the Option Aircraft shall be as set forth in the Agreement (including related Letter Agreements, Annexes and Schedules). Frontier shall have [***] from the date of delivery of the Option Exercise Notice to make any payments to Bombardier due under Article 5.2 of the Agreement with respect to such Option Aircraft.

2.0       Option Deposits and Payments

2.1	Bombardier acknowledges having previously received [***] per Option Aircraft (the "Option Deposit") for a total of [***].

2.2
In the event Frontier elects not to exercise its option to purchase an Option Aircraft, the Option Deposit in respect of that Option Aircraft shall be returned to Frontier, together with interest accrued thereon, by wire transfer in immediately available funds by Bombardier within two Business Days following the date the option to purchase the Option Aircraft lapses.

2.3	Frontier shall make payment or cause to be made in accordance with Article 5.0 of the Agreement for Option Aircraft exercised to Firm Aircraft as follow:

(i)
the amount that would have been payable had the Option Aircraft been an Aircraft under the Agreement on the date hereof up to the date of the Option Exercise Notice will be paid within [***] following the date of such Option Exercise Notice (net of Deposits), and

(ii)	any remaining payments due under the Agreement with respect to such Aircraft will be paid in accordance with Article 5.0 of the Agreement.

3.0	Scheduled Delivery Months of the Option Aircraft are as follows:

LA 581-02 (Optional Aircraft)                                             - 2 -
Initials

Frontier  ________  Bombardier  ________

Option Aircraft	Scheduled Delivery Month

First Option Aircraft	March 2008
Second Option Aircraft	March 2008
Third Option Aircraft	April 2008
Fourth Option Aircraft	May 2008
Fifth Option Aircraft	June 2008
Six Option Aircraft	July 2008
Seventh Option Aircraft	September 2008
Eighth Option Aircraft	October 2008
Ninth Option Aircraft	November 2008
Tenth Option Aircraft	December 2008

4.0	[***] [***]

5.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

7.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-02 (Optional Aircraft)                                             - 3 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-02 (Optional Aircraft)                                             - 4 -
Initials

Frontier  ________  Bombardier  ________

ATTACHMENT A TO LETTER AGREEMENT NO. 2

FORM OF OPTION EXERCISE NOTICE

Date:

In accordance with Letter Agreement No. 02 to Purchase Agreement No. 581 dated______, 2006 between Bombardier and Frontier Airlines relating to the purchase of ten (10) Q400 Aircraft, Frontier hereby confirms it is exercising its option to purchase the [ ] Option Aircraft scheduled for delivery in [ ], 200 ].

Frontier will wire the pre-delivery payments due with respect to such Aircraft pursuant to Article 5.0 of the Agreement within [***] of the date of this notice.

Yours truly,

Frontier Airlines Holdings, Inc
Name:
Title:

LA 581-02 (Optional Aircraft)                                             - 5 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: ADDITIONAL CUSTOMER SUPPORT

Letter Agreement No. 03 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	Training Credit Entitlements

	1.1	Bombardier will provide the option of [***], subject to availability, as required by Frontier to fulfill its training requirements (“Training Credits”).

	1.2	Additionally, Frontier may elect to use the Training Credits to [***] as required by Frontier to fulfill its training requirements.

	1.3	[***]

2.0	Technical Publications

	2.1	In further consideration of Frontier having entered into the Agreement, Bombardier will provide Frontier [***] in hard copy format as well as make all publications

LA 581-03 (Additional Customer Support)                                    - 1 -
Initials

Frontier  ________  Bombardier  ________

available in digital, SGML format (or other digital format, where mutually agreed) as then available on line at www.racs.bombardier.com (“Technical Data”).

2.2	The following is a complete set of the Technical Data. Bombardier agrees that the Technical Data will be in accordance with ATA 100 Rev 34.

*Aircraft Maintenance Manual	Power Plant Build-up Manual
*Wiring Diagram Manual	*Aircraft Illustrated Parts Catalog
Illustrated Tool & Equipment Manual	Structural Repair Manual
*Fault Isolation Manual	System Schematic Manual
Non-Destructive Test Manual	Airplane Flight Manual
Master Index of Tech. Publications	Flight Crew Operating Manual
Flight Planning & Cruise Control	Pilot Checklist
Airport Planning Manual	Refuel/Defuel Handbook
Quick Reference Handbook	Component Maintenance Manuals
Weight and Balance Manual	Master Minimum Equip. Manual
Passenger Information Sheet	Maintenance Planning Manual
Maintenance Requirements Manual	ATA Chapter Breakdown
Power Plant Ground Run Manual	Crash Crew Chart
Maintenance Task Cards	Dispatch Deviation Guide
Service Bulletins	AMTOSS & User Guide
Maintenance Facilities & Equipment Planning Manual

* Manuals currently available in CD format.

2. 3
Additionally, Bombardier shall provide to Frontier [***] revision service to the Technical Data for Bombardier originated changes and mandatory changes made pursuant to ADs or other regulatory requirements for a period of [***] after delivery of the First Aircraft. Such revisions shall be provided to Frontier within [***]; however, temporary revisions for urgent changes shall be provided to Frontier as available.

3.0	On-line Support and Engineering Drawings

3.1
Currently, select manuals are available on line via the Regional Aircraft Customer Support (RACS) website though Bombardier is currently working to post the remainder. Bombardier provides its operators with free of charge access to all functionalities of the RACS website. Drawings are being prepared for inclusion on

LA 581-03 (Additional Customer Support)                                    - 2 -
Initials

Frontier  ________  Bombardier  ________

the website on a chargeable basis with an expected completion date of the 4th Quarter 2007.

	3.2	Additionally, so long as Bombardier provides a revision service for the Technical Data, Bombardier will [***] in accordance with [***].

3.3
Existing engineering drawings will be made available to Frontier or its designate [***] for the [***] following delivery of the First Aircraft, solely for the purpose of developing STCs for Frontier’s Q400 fleet and provided Frontier or its designate enters into a standard data license agreement with respect to such engineering drawings.

4.0	[***]

	4.1	[***]:

	4.2.	[***].

	4.3	[***].

5.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

6.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-03 (Additional Customer Support)                                    - 3 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-03 (Additional Customer Support)                                    - 4 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: BUYER FURNISHED EQUIPMENT

Letter Agreement No. 04 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	Notification and Acceptance

1.1
Frontier shall notify Bombardier in writing not less than [***] prior to the delivery of the applicable Aircraft that Frontier wishes to have buyer furnished equipment ("BFE") incorporated into such Aircraft. Frontier shall also provide details of:

		(i)	weights and dimensions of the BFE;

		(ii)	test equipment or special tools required to incorporate the BFE; and

		(iii)	any other information Bombardier may reasonably require.

1.2
Within [***] thereafter, Bombardier shall advise Frontier of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by Bombardier. If required the parties hereto shall execute a Change Order in accordance with Article 10.1 of the Agreement to cover the BFE accepted by Bombardier.

LA 581-04 (BFE)                                             - 1 -
Initials

Frontier  ________  Bombardier  ________

2.0	Acceptance and Incorporation

	2.1	The BFE shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

(i)
title to the BFE shall remain at all times with Frontier and risk of loss of the BFE shall remain at all times with Frontier except for damages caused by Bombardier’s gross negligence or wilful misconduct;

(ii)
the BFE must be received Carriage Paid To (Incoterms 2000) at Bombardier’s plant or such other place as Bombardier may designate, no later than the date notified pursuant to Article 1.1 of the Agreement, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

		(iii)	the BFE shall meet:

(A)
the equipment specification and certification of the applicable TSO, the technical requirements as defined by Frontier and the Bombardier envelope and interface specifications for such BFE equipment; and

			(B)	the requirements of the Airworthiness Authorities;

and Bombardier shall promptly provide Frontier with such requirements following receipt of Notice from Frontier that it wishes to have such BFE installed on the Aircraft;

(iv)
the BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Frontier of any discrepancies and the required corrective actions to be taken;

(v)
Bombardier shall only be responsible for the installation and functional testing of the BFE in the Aircraft using reasonable care and good manufacturing practices, in accordance with Frontier’s written detailed description of the dimensions and weight of such BFE. Frontier shall also furnish information necessary for its certification on the Aircraft, proper storage, installation, servicing, maintenance and operation and availability of test equipment or special tools; and

(vi)
Bombardier shall have no liability or other obligations and is hereby relieved of any liability, warranty or other obligation with respect to the BFE and Frontier hereby waives all express or implied warranties or conditions including those of merchantability or fitness or otherwise and all other liability (strict or otherwise) on the part of Bombardier, be it in fact, in law, in contract, or in tort (including without limitation the active,

LA 581-04 (BFE)                                             - 2 -
Initials

Frontier  ________  Bombardier  ________

passive or imputed negligence or strict products liability of bombardier or its affiliates), or otherwise, in connection with the BFE or its design, suitability, use or operation except as relates to or arises from the installation, integration and functional testing of the BFE.

3.0	Removal of BFE

If at any time between receipt of the BFE by Bombardier and the Delivery Date of the Aircraft to which such BFE relates, it is determined by Bombardier that an item of BFE supplied does not meet the standards and requirements described above or its installation, integration and testing in such Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and, following notice to Frontier, replaced by other BFE supplied by Frontier or by Bombardier’s equipment. Any reasonable and documented costs associated with such removal, re-installation, replacement, testing and/or certification shall be borne by Frontier.

4.0	In-flight Entertainment (IFE)

In recognition of Frontier’s desire to install an in-flight entertainment system ("IFE"), including any IFE equipment, satellite transponders or receivers and other components post delivery from Bombardier via a third party supplementary type certificate (“STC”), Bombardier will provide a price and offerability for the IFE provisions, upon receiving Frontier’s written notice of its requirements for same. Further, Bombardier will endeavour to support Frontier’s retrofit of such components into the Aircraft and to minimize associated costs.

5.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

6.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-04 (BFE)                                             - 3 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-04 (BFE)                                             - 4 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: WARRANTY SUPPORT

Letter Agreement No. 05 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	[***]

	1.1	In further consideration of Frontier having entered into the Agreement, Frontier may [***], in the amount of [***]. The amount of [***] is stated in [***] United States Dollars.

	1.2	Frontier must advise Bombardier [***].

2.0	[***]

2.1
In further consideration of Frontier having entered into the Agreement, the parties recognize that in the course of the administration of Annex B (Warranty), Bombardier shall issue to Frontier warranty credits to purchase goods (excluding Aircraft) and services in respect of warranty claims processed in accordance with Annex B from Bombardier following the administration of warranty claims to be found in favour of Frontier (“Warranty Credits”).

LA 581-05 (Warranty Support)                             - 1 -
Initials

Frontier  ________  Bombardier  ________

	2.2	[***].

3.0	Vendor Warranties

	3.1	[***].

	3.2	In accordance with Article 2 of Annex B to the Agreement, Bombardier [***].

4.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in connection with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

5.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-05 (Warranty Support)                             - 2 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-05 (Warranty Support)                             - 3 -
Initials

Frontier  ________  Bombardier  ________

Attachment A
[***]

LA 581-05 (Warranty Support)                             - 4 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: GOODS AND SERVICES CREDIT MEMORANDUM

Letter Agreement No. 06 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) firm and ten (10) option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0
In further consideration of Frontier having entered into the Agreement, Bombardier will issue to Frontier at Delivery of each Aircraft under the Agreement a credit memorandum in the amount of [***] (“Goods and Services Credit Memorandum”). The amount of the Goods and Services Credit Memorandum is stated in [***] United States Dollars and shall be adjusted to the Delivery Date by an amount equal to the lesser of: (A) the percentage amount calculated in accordance with the Economic Adjustment Formula, or (B) [***] to the Delivery Date, multiplied by the amount of the Goods and Services Credit Memorandum; provided that in no event shall any adjustment cause the Goods and Services Credit Memorandum be less than the fixed amount stated above. The Goods and Services Credit Memorandum shall be used by Frontier to purchase goods and services directly from Bombardier.

LA 581-06 (Goods and Services Credit Memorandum)               - 1 -
Initials

Frontier  ________  Bombardier  ________

2.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered; provided that Bombardier shall have no right to claim a credit, refund or set-off in respect of any Goods and Services Credit Memorandum given to Frontier prior to the date of such termination.

3.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-06 (Goods and Services Credit Memorandum)               - 2 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)
Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-06 (Goods and Services Credit Memorandum)               - 3 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: PRODUCT ENHANCEMENTS

Letter Agreement No. 07 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	[***]

Should Bombardier, in its sole discretion, within [***], while [***] or prior to [***] in the [***] or a [***], such [***] and [***], as applicable, will be [***].

2.0	[***]

Any future [***] developed by Bombardier [***] and only [***] will be [***] on a case by case basis, discretionary to Bombardier. In the event Bombardier develops [***] that [***], such [***].

LA 581-07 (Product Enhancements)                      - 1 -
Initials

Frontier  ________  Bombardier  ________

In the event a [***], Frontier [***], so long as Frontier’s [***] does not [***]. In the event [***], Bombardier and Frontier agree to cooperate [***].

3.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in connection with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-07 (Product Enhancements)                      - 2 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-07 (Product Enhancements)                      - 3 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: SPARES PROGRAM

Letter Agreement No. 08 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including all related Letter Agreements, Annexes and Schedules).

1.0	Spare Part Availability

1.1	In further consideration of Frontier having entered into the Agreement, Bombardier will make available to its airline customers [***] at least [***] provided it is agreed that [***].

1.2	Bombardier Parts orders placed directly with Bombardier will be [***], as follows:

[***],

(ii)	[***], and

(iii)	[***]

LA 581-08 (Spares Program)                                 - 1 -
Initials

Frontier  ________  Bombardier  ________

Additionally, the following services will apply to [***].

[***]: Bombardier will maintain, or cause to be maintained, [***]. Further, Bombardier will [***], including [***] under its [***]. All the contacts [***] can be made [***] or to [***] and also [***]. The information concerning [***] shall be provided by the Spare Sales Manager designated to Frontier by Bombardier [***] and [***]. Bombardier will, deliver parts [***] from [***] with [***] or [***], to the [***] or the [***] if so designated by Frontier, in [***] condition, [***], in accordance with Frontier’s shipping instructions.

Bombardier will deliver [***] on [***] against [***]. Bombardier agrees to report the status of [***] as set forth in the table below.

[***]: Bombardier will [***] from the [***] with [***] or [***].[***] shall be [***] to their [***], depending upon the [***]. All [***] will be delivered with the [***] or any similar document issued by a duly authorized person.

Bombardier agrees to cause the [***] to be [***] and [***] to Frontier in accordance with the table below: [***] (*) For any [***], only the [***] shall be processed and will be shipped [***].

(**) Provided that [***] for [***] or [***] has been [***].

A [***] reviewing a [***] produced by Bombardier will take place at Frontier’s request to assess [***] arrangement. For [***], a [***] will be produced [***] followed by [***] if so requested by the Frontier.

2.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in connection with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

3.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-08 (Spares Program)                                 - 2 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-08 (Spares Program)                                 - 3 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533
September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 09 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Firm and ten (10) Option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	Intent

The intent of the [***] is to [***] through the joint efforts of Bombardier and Frontier. To that end, Bombardier agrees to take action as specified below and Frontier agrees to [***], so that both Frontier and Bombardier’s [***].

LA 581-09 ([***])                                     - 1 -
Initials

Frontier  ________  Bombardier  ________

2.0	Definitions

An [***] shall be defined as; [***].

A [***] will be considered [***].

3.0	[***]
Bombardier [***] that [***], as defined in [***], shall [***]

[***]

4.0	Term of [***]
The term of [***] shall commence on [***] and shall expire [***] thereafter.

5.0	Formula
As the term is used herein, [***] shall be a [***] during the applicable periods specified, which shall be calculated by application of the following formula:

[***]

While:

[***]

6.0	Assumptions
The [***] is predicated on [***] and [***] and of [***]. Bombardier reserves the right to renegotiate the [***] in the event of deviation in the aforementioned assumptions by more than [***].

7.0	Conditions and Limitations

7.1	Frontier shall make all commercially reasonable efforts to [***] and to use [***] to [***]. An [***] which would [***] will not be [***] if Frontier is reasonably able to [***] and does not do so.

7.2	Any [***] due to any one or more of the following causes shall not be considered in [***]:

a.	[***] not being in accodance with the [***] or [***];

b.	through no fault of Bombardier or its vendors, the unavailability of [***] and [***] on a basis [***], located at [***],

LA 581-09 ([***])                                     - 2 -
Initials

Frontier  ________  Bombardier  ________

c.	Frontier not [***] in accordance with the [***] and [***] and [***] that is substantially equivalent to [***], unless caused by [***] within [***];

d.	the unavailability of [***], located at [***];

e.	problems that have [***], if [***] within a reasonable time;

f.	Frontier Furnished Equipment (BFE) of Frontier ;

g.	any [***] by Frontier without Bombardier’s written approval or [***];

h.	acts of God or acts of third parties or force majeure including, without limiting the foregoing, [***];

i.	[***];

j.	An [***] caused by [***] from [***];

k.	scheduled [***] and/or scheduled [***] (including both [***] and [***] resulting from [***]) that are [***] during [***] that would normally be [***] (provided any such [***] and accordingly [***]);

l.	[***] like [***] etc. unrelated to [***];

m.	security measures undertaken by Local Authorities; or

n.	An [***] because of [***] to [***] or [***] during the Duty Day (6AM to 10PM).

7.3	Reporting

Frontier shall provide to Bombardier on a monthly basis:

a.	A report of [***] along with reasons for the events and corrective actions.

b.	The information on [***] or [***] relevant to [***], accomplished during the month

7.4	Master Record

The master record of [***] will be maintained by Bombardier, based upon information provided by Frontier.

Bombardier will provide Frontier access to this data. Frontier shall review the data and if it is not in agreement with Frontier’s records, Frontier and Bombardier will consult to resolve any differences.

8.0	Corrective Action

	8.1	In the event the [***], as defined in [***], exceed [***] for the applicable period, Bombardier and Frontier will jointly review the [***]

LA 581-09 ([***])                                     - 3 -
Initials

Frontier  ________  Bombardier  ________

to identify [***]. Bombardier will also provide [***], if requested by Frontier:

a.	[***] to analyze [***] and [***] that can have [***] and recommend any changes [***] reasonably indicated to [***];
b.	review of data related to [***] and [***]and [***] incorporated in, and used in connection with, [***] and furnish [***] to Frontier for the purpose of [***];
c.	[***] and [***] of [***] and [***], which will, in the [***], cause the [***]. Failure by Frontier to [***] offered to Frontier [***] of the [***], unless the [***]; and
d.	Bombardier will use its reasonable efforts[***] to the extent required when [***] exceed [***] as a result of [***].

8.2
Bombardier’s liability to investigate and provide corrective action under the terms of this Letter Agreement shall be dependent upon the quality, extent and regularity of information and data reported to Bombardier by Frontier.

9.0	Implementation of Changes
Frontier may, at its option, [***]. If Frontier [***], and [***], the parties will agree on [***] by [***] with the [***] based on [***], as if [***]. Bombardier will [***] when such change is [***].

10.0	Remedies

	10.1	[***].

11.0	Duplicate Remedies
It is agreed that Bombardier will not be obligated to provide to Frontier any remedy, which is a duplicate of any other remedy, which has been provided to Frontier elsewhere under the Agreement [***].

12.0	Limitation of Liability

The [***] in this Letter Agreement and the obligations and liabilities [***] are [***], and Frontier hereby waives, releases and renounces all other remedies, warranties, guarantees or liabilities, express or implied, [***], arising in fact, contract, law, tort, strict products liability or otherwise including, without limitation, any obligation, liability, claim or remedy whether or not arising from negligence (whether active, passive or imputed) of Bombardier, its officers, employees, agents or assignees, or with respect to any implied warranty of fitness or merchantability, any implied condition, any implied warranty arising from course of performance, course of dealing or usage or

LA 581-09 ([***])                                     - 4 -
Initials

Frontier  ________  Bombardier  ________

trade, loss of use, revenue or profit or for any other direct, indirect, incidental, consequential or punitive loss or damages.

13.0
The provisions of this letter agreement are personal to Frontier and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Frontier without the prior written consent of Bombardier.

In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet Delivered.

14.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-09 ([***])                                     - 5 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-09 ([***])                                     - 6 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 10 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Firm and ten (10) Option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	Intent

1.1
The intent of the [***] is to [***] through the joint efforts of Bombardier and Frontier. To that end, Bombardier agrees to [***] pursuant to the terms and conditions hereof and agrees to provide [***].

	1.2	[***] shall mean [***].

2.0	[***]

Bombardier [***] that [***], subject to the following terms and conditions:

		2.1.1	The term of this Letter Agreement shall commence on the [***] and shall end [***] thereafter (the “Term”); and

		2.1.2	Appropriate [***] shall be made in [***] for the following:

LA 581-10 ([***])                                     - 1 -
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Frontier  ________  Bombardier  ________

a)	[***] and other [***] or from [***] without Bombardier’s written agreement, or because [***] which [***] have not been incorporated, provided Frontier has [***] consistent with [***];

b)	[***] incurred to [***] or for [***];

c)	[***] such as [***] that Bombardier or vendors have made that [***];

d)	[***] that have [***] unless mutually agreed to by Frontier and Bombardier;

e)	[***] which are [***] consistent with [***]; and

f)	[***] incurred due to [***].

3.0	Calculation [***]

	3.1	[***]

The [***] is defined as [***]. All elements of [***] are excluded from the calculation [***].

	3.2	[***]

The [***] is defined as [***]. The [***] shall include the [***], but excluding [***].

	3.3	[***]

The following formula shall be used to calculate the [***]:

[***].

4.0	[***] Calculation

	4.1	The [***] calculated in accordance with sub paragraph 3.3 hereof, shall be compared by Bombardier against the [***] on an annual basis.

	4.2	If the [***] calculated in accordance with the following formula:

[***]

LA 581-10 ([***])                                     - 2 -
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Frontier  ________  Bombardier  ________

Where:

[***]

4.3	If the [***], Bombardier shall [***] during the term in accordance with the following formula:

[***]

5.0	[***]

	5.1	At the end of the Term of this Letter Agreement, if [***] shall be compared by the following formula to determine [***].

[***]

5.2	If the [***] Bombardier shall [***].

	5.3	If the [***] Frontier will [***].

6.0	Audit

Upon five (5) business days prior written notification by Bombardier to Frontier and at Bombardier’s expense, Bombardier shall have the right during normal business hours to audit [***] under this Letter Agreement, Frontier’s applicable [***], and applicable [***], where normally and customarily maintained, [***]. Such audit shall not interfere with the conduct of business by Frontier nor shall Frontier be required to undertake or incur additional liability or obligations with respect to the audit. All such information will be considered confidential to Frontier and will not be shared with others or disclosed, except in connection with the administration and enforcement of this [***].

LA 581-10 ([***])                                     - 3 -
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Frontier  ________  Bombardier  ________

7.0	Reporting

7.1
The Operator shall provide to Bombardier data on [***]. Bombardier will [***]. Bombardier shall provide a [***] on the status of the [***] based on this data. Failure of Frontier to provide the required data as described herein, in spite of Bombardier’s notice and within [***], shall void this Letter Agreement.

7.2
The [***] is based upon the assumptions outlined in the Appendix to this Letter Agreement. If there is any deviation from the assumptions outlined in the Appendix by more than [***], the parties shall agree on appropriate modifications [***].

8.0	Limitation of Liability

THE [***] PROVIDED IN THIS LETTER AGREEMENT AND THE OBLIGATIONS AND LIABILITIES ON THE PART OF BOMBARDIER UNDER THE [***] ARE ACCEPTED BY FRONTIER AND ARE EXCLUSIVE AND IN LIEU OF, AND FRONTIER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES OR LIABILITIES, EXPRESSED OR IMPLIED, WITH RESPECT TO [***], ARISING IN FACT, CONTRACT, LAW, TORT, STRICT PRODUCTS LIABILITY OR OTHERWISE INCLUDING, WITHOUT LIMITATION, ANY OBLIGATION, LIABILITY, CLAIM OR REMEDY WHETHER OR NOT ARISING FROM NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED) OF BOMBARDIER, ITS OFFICERS, EMPLOYEES, AGENTS OR ASSIGNEES, OR WITH RESPECT TO ANY IMPLIED WARRANTY OF FITNESS OR MERCHANTABILITY, ANY IMPLIED CONDITION, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSS OR DAMAGES.

9.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

10.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-10 ([***])                                     - 4 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-10 ([***])                                     - 5 -
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Frontier  ________  Bombardier  ________

APPENDIX A

[***]

[***]Assumptions

The following is a list of all assumptions used to establish the [***]. It is understood by the parties that these assumptions may change in which case the parties, with mutual agreement, will adjust the [***].

1.	All costs are based upon [***].

2.	All costs are based on t[***].

3.	All costs are expressed in [***].

4.	[***].

5.	[***].

6.	[***].

LA 581-10 ([***])                                     - 6 -
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Frontier  ________  Bombardier  ________

Appendix B

[***] Economic Adjustment Formula

The [***]economic adjustment will be calculated using the following [***] Formula. The [***] term is specified in Section 2.1.1 of the Letter Agreement.

[***]

LA 581-10 ([***])                                    - 7 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533
September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 11 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Firm and ten (10) Option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement, when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	Intent

The intent of the [***] is to [***] through the joint efforts of Bombardier and Frontier. To that end, Bombardier agrees to take action as specified below and Frontier agrees to [***], so that both Frontier and Bombardier’s [***].

LA 581-11 ([***])                                    - 1 -
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Frontier  ________  Bombardier  ________

2.0	Definitions

A [***] shall be defined as [***]. Only the [***]. If a [***].

3.0	[***] Value

Bombardier [***], as defined in Article 5.0 herein, shall meet the [***] specified below [***]

[***]

4.0	Term of[***]

The term [***] shall commence [***] and shall expire [***] thereafter.

5.0	Formula

As the term is used herein, [***] shall be a [***] during the applicable periods specified, which shall be calculated by application of the following formula:

[***]

Where:

[***]

6.0	Assumptions

The [***] is predicated on a [***], a minimum [***], and a minimum [***]. Bombardier reserves the right to renegotiate the [***] in the event of deviation in the aforementioned assumptions by more than [***].

7.0	Conditions and Limitations

7.1
Frontier shall make all commercially reasonable efforts to [***] and to use [***]. A [***] with regard to a [***] which would [***] will not be [***] if Frontier is reasonably able to [***] and does not do so.

	7.2	Any [***] due to any one or more of the following causes shall not be considered a [***]:

a.	[***] not being in accordance with the [***] or [***];

b.	through no fault of Bombardier or its Vendors, the unavailability of [***] and [***], located at [***];

LA 581-11 ([***])                                    - 2 -
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Frontier  ________  Bombardier  ________

c.	Frontier not [***] in accordance with the [***] and [***] and [***] that is substantially equivalent to [***], unless caused by [***] within [***];

d.	the unavailability of [***], located at [***];

e.	problems that have [***], if [***] within a reasonable time;

f.	Frontier Furnished Equipment (BFE) of Frontier;

g.	any [***] by Frontier without Bombardier’s written approval or [***];

h.	acts of God or acts of third parties or force majeure including, without limiting the foregoing, [***];

i.	[***];

j.	[***] from [***] other than because of a [***];

k.
scheduled [***] and/or scheduled [***] (including both [***] and [***] resulting from [***]) that are [***] during [***] that would normally be [***] (provided any such [***] and accordingly [***]); or

l.	a [***].

7.3	Reporting Frontier shall provide to Bombardier, not later than (30) days after the last day of each month, the following information:

a.	[***]

b.	[***]

c.	[***]

d.	[***]

Frontier shall also provide Bombardier such other information and data as Bombardier may reasonably request for the purpose of analyzing [***].

The data will be reported in [***] report in a format to be mutually agreed.

Bombardier will respond to the data in a timely manner and will provide Frontier with [***]. Monthly reports will be available approximately six (6) weeks after the end of each month.

If Frontier does not provide such data within [***] of the applicable month as required above, this Letter Agreement shall be void.

LA 581-11 ([***])                                    - 3 -
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Frontier  ________  Bombardier  ________

	7.4	Master Record
The master record of [***] will be maintained by Bombardier, based upon information provided by Frontier’s [***] as requested herein.

Bombardier will provide Frontier access to this data. Frontier shall review the data and if it is not in agreement with Frontier’s records, Frontier and Bombardier will consult to resolve any differences.

8.0	Corrective Action

8.1
In the event the [***], as reported to Frontier by Bombardier, fails to [***] for the applicable period, Bombardier and Frontier will jointly review [***] to identify [***]. Bombardier will also provide [***], if requested by Frontier:

a.	to analyze [***] that can have [***] on [***] and recommend any changes in [***];
b.	review of data related to [***] and [***]and [***] incorporated in, and used in connection with, [***] and furnish [***] to Frontier for the purpose of [***];
c.	[***] and [***] of [***] and [***], which will, in the [***], cause the [***]. Failure by Frontier to [***] offered to Frontier [***] of the [***], unless the [***]; and
d.	Bombardier will use its reasonable efforts[***] to the extent required when [***] exceed [***] as a result of [***].

8.2
Bombardier’s liability to investigate and provide corrective action under the terms of this Letter Agreement shall be dependent upon the quality, extent and regularity of information and data reported to Bombardier by Frontier.

9.0	Implementation of Changes

Frontier may, at its option, [***]. If Frontier [***], and [***], the parties will agree on [***] by [***] with the [***] based on [***], as if [***]. Bombardier will [***] when such change is [***].

10.0	Remedies

	10.1	[***].

LA 581-11 ([***])                                    - 4 -
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Frontier  ________  Bombardier  ________

11.0	Duplicate Remedies

Bombardier will not be obligated to provide to Frontier any remedy, which is a duplicate of any other remedy, which has been provided to Frontier elsewhere under the Agreement [***].

12.0	Limitation of Liability

The [***] provided in this Letter Agreement and the obligations and liabilities [***] are [***], and Frontier hereby waives, releases and renounces all other remedies, warranties, guarantees or liabilities, express or implied, with respect to [***] arising in fact, contract, law, tort, strict products liability or otherwise including, without limitation, any obligation, liability, claim or remedy whether or not arising from negligence (whether active, passive or imputed) of Bombardier, its officers, employees, agents or assignees, or with respect to any implied warranty of fitness or merchantability, any implied condition, any implied warranty arising from course of performance, course of dealing or usage or trade, loss of use, revenue or profit or for any other direct, indirect, incidental, consequential or punitive loss or damages.

13.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

14.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-11 ([***])                                    - 5 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-11 ([***])                                        - 6 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 12 to Purchase Agreement No. PA-581 dated September 1, 2006(the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Firm and ten (10) Option Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement, when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including Letter Agreements, Annexes and Schedules).

1.0	Intent

The intent of the [***] is to [***] through the joint efforts of Bombardier and Frontier. To that end, Bombardier agrees to take action as specified below and Frontier agrees to [***], so that both Frontier and Bombardier's [***].

2.0	Definition

A [***] shall be defined as [***]

3.0	[***] Value

Bombardier [***] that the [***], as defined in Article 5.0 herein, shall meet [***] specified below [***]:

LA 581-12 ([***])                                        - 2 -
Initials

Frontier  ________  Bombardier  ________

[***]

4.0	Term of [***]

The term of this [***] shall commence the [***] and shall expire [***] thereafter.

5.0	Formula

As the term is used herein, [***] shall be [***] during the applicable periods specified, which shall be calculated by application of the following formula:

[***]

6.0	Assumptions

The [***] is predicated on [***] and [***]. Bombardier reserves the right to renegotiate [***] in the event of deviation in the aforementioned assumptions by more than [***].

7.0	Conditions and Limitations

7.1	Frontier shall make all commercially reasonable efforts to [***] and to use [***] to [***]. An [***] which would [***] will not be [***] if Frontier is reasonably able to [***] and does not do so.

7.2	Any [***] due to any one or more of the following causes shall not be considered [***]:

a)	[***] not being in [***] with the [***] or [***];
b)	through no fault of [***], the unavailability of [***] and [***] on a basis [***], located at [***];
c)	Frontier not [***] in accordance with the [***] and [***] and [***] that is substantially equivalent to, unless caused by [***] within [***]
d)	the unavailability of [***], located at [***];
e)	problems that have [***], if [***] within a reasonable time;
f)	Frontier Furnished Equipment (BFE) of Frontier;
g)	any [***] by Frontier without Bombardier’s written approval or [***];
h)	acts of God or acts of third parties or force majeure including, without limiting the foregoing, [***];

LA 581-12 ([***])                                         - 1 -
Initials

Frontier  ________  Bombardier  ________

i)	[***];
j)	[***] other than because of a [***];
k)

scheduled [***] and/or scheduled [***] (including both [***] and [***] resulting from [***]) that are [***] during [***] that would normally be [***] (provided any such [***] and accordingly [***]); or

l)	a [***] is [***] and found to be [***].

7.3	Reporting

Frontier shall provide to Bombardier, through Bombardier not later than (30) days after the last day of each month the following list of datasets, and may not be limited to the following:

a.	[***]
b.	[***]
c.	[***]
d.	[***]

Frontier shall also provide Bombardier such other information and data as Bombardier may reasonably request for the purpose of analyzing [***].

The data will be reported in [***] report on a mutually agreed format.

Bombardier will respond to the data in a timely manner and will provide Frontier with [***]. Monthly reports will be available approximately six (6) weeks after the end of each month.

If Frontier does not provide such data within [***] of the applicable month as required above, this Letter Agreement shall be void.

7.4	Master Record

The master record of [***] will be maintained by Bombardier in its format based upon information provided by Frontier's [***] as requested herein.

Bombardier will provide a copy to Frontier of the data. Frontier shall review the data and if it is not in agreement with Frontier’s records, Frontier and Bombardier will consult to resolve any differences.

LA 581-12 ([***])                                         - 3 -
Initials

Frontier  ________  Bombardier  ________

8.0	Corrective Action

8.1
In the event the [***], as reported to Frontier by Bombardier, fails to [***] for the applicable period, Bombardier and Frontier will jointly review [***] to identify [***]. Bombardier will also provide [***], if requested by Frontier:

a.	to analyze [***] that can have [***] on [***] and recommend any changes in [***];
b.	review of data related to [***] and [***]and [***] incorporated in, and used in connection with, [***] and furnish [***] to Frontier for the purpose of [***];
c.	[***] and [***] of [***] and [***], which will, in the [***], cause the [***]. Failure by Frontier to [***] offered to Frontier [***] of the [***], unless the [***]; and
d.	Bombardier will use its reasonable efforts[***] to the extent required when [***] exceed [***] as a result of [***].

8.2
Bombardier's liability to investigate and provide corrective action under the terms of this Letter Agreement shall be dependent upon the quality, extent and regularity of information and data reported to Bombardier by Frontier.

9.0	Implementation of Changes

Frontier may, at its option, [***]. If Frontier [***], and [***], the parties will agree on [***] by [***] with the [***] based on [***], as if [***]. Bombardier will [***] when such change is [***].

10.0	Remedies

[***].
	10.1	[***].

11.0	Duplicate Remedies

It is agreed that Bombardier shall not be obligated to provide to Frontier any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Frontier elsewhere under the Agreement, [***]

LA 581-12 ([***])                                         - 4 -
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Frontier  ________  Bombardier  ________

12.0	Limitation of Liability

The [***] provided in this Letter Agreement and the obligations and liabilities [***] are [***] and Frontier hereby waives, releases and renounces all other remedies, claims, warranties, guarantees or liabilities, other than those expressly provided for in this agreement, express or implied, with respect to [***], arising in fact, contract, law, tort, strict products liability or otherwise including, without limitation, any obligation, liability, claim or remedy whether or not arising from negligence (whether active, passive or imputed) of Bombardier, its officers, employees, agents or assignees, or with respect to any implied warranty of fitness or merchantability, any implied condition, any implied warranty arising from course of performance, course of dealing or usage or trade, loss of use, revenue or profit or for any other direct, indirect, incidental, consequential or punitive loss or damages.

13.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

14.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-12 ([***])                                        - 5 -
Initials

Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then the terms of this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H. Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-12 ([***])                                        - 6 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 13 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement ("Letter Agreement"), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).
1.0	AIRCRAFT CONFIGURATION

The [***] contained in this document are applicable to the DHC-8-400 aircraft built to Detail Specification No. DS8-400 Rev. 1, Amend. NC, dated April 16, 2002, plus the Frontier Selected Optional Features, equipped with [***] per the Specification, with an optional [***] and equipped with Pratt and Whitney Canada PW150A engines with [***]. [***] shall be made for any [***] which have been approved by Frontier and Bombardier and which [***].

2.0	[***]

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Frontier  ________  Bombardier  ________

2.1	[***] and [***]
For the [***] and [***], with an [***] of up to [***], and using not more than the [***], the [***] shall not be less than, and the [***] will not be more than the following [***]:

[***]
2.2	[***] and [***] Rules
The [***] and [***] of Article 2.1 are based on the following [***]:

[***]

LA 581-13 ([***])                                        - 2 -
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Frontier  ________  Bombardier  ________

3.0	[***]

3.1	[***]

The [***] shall not be more then [***].

The term [***], as used by Frontier Airlines shall mean [***].
The [***] which includes the [***] plus [***] as per [***], plus a [***], is [***].

[***]

3.2	[***]

[***] based on the [***] as stated in Section 3.1, plus an [***].

[***]

4.0	[***]

4.1	The [***] of the DHC-8-400 was obtained and evaluated in accordance with [***].

The following tables state the [***] of the DHC-8-400 Model 402 [***].

[***]

4.2	[***] CONDITIONS

All [***] data are based on the [***]

4.3
In the event a change is made to any law, governmental regulation, requirement or in the interpretation of any such law, regulation or requirement that affects the [***] as described and as a result thereof a change is made to the [***] in order to obtain FAA certification, the [***] set forth in this document shall be [***].

5.0	All [***] are based on the [***] and specified variations therefrom. [***]. The [***] are based on an [***].

5.1
In the event a change is made to any law, governmental regulation, requirement or in the interpretation of any such law, regulation or requirement that affects the [***] as described and as a result thereof a change is made to [***] in order to obtain FAA certification, the [***] set forth in this document shall be [***].

LA 581-13 ([***])                                        - 3 -
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Frontier  ________  Bombardier  ________

5.2	The [***] and [***] are based on [***] and [***], and where indicated, the use of [***].

5.3	The [***] and [***] are based on a [***], at the time [***], and include allowances for [***].[***] shall be defined as [***].[***] are based on a [***].

6.0	[***] COMPLIANCE

6.1	Compliance with the [***] of Article 2.0 shall be based on the conditions specified in those Articles and the [***] conditions of Article 3.0 unless otherwise noted.

6.2	Compliance with the [***] shall be established by [***], based on the [***] for Frontier and [***].

6.3	The data derived from [***] shall be adjusted as required by conventional methods of [***] or [***]in accordance with [***] to show compliance with the provisions of Article 2.0.

6.4	Compliance with the [***] will be demonstrated with reference to [***].

7.0	CORRECTION FOR NON-COMPLIANCE

Bombardier will use it best reasonable effort to [***] which would [***] or [***] the [***]. Such changes shall be called [***].

Should Bombardier develop or cause to be developed [***], Bombardier will promptly furnish such [***] to Frontier for [***]. Such [***] shall be in the form of a [***] or [***] and [***]. Bombardier will also [***] to incorporate such [***]. Such [***] shall be [***].

7.1	Remedies For Non-Compliance

Should any [***] of this Letter Agreement and Bombardier [***] in accordance with Article 7.0 of this Letter Agreement, Bombardier [***] for such [***].

8.0	LIMITATION OF LIABILITY

The liquidated damages payable in accordance with Article 7.1 are exclusive of and in substitution for any and all other remedies provided by law with respect to the [***] contained herein, and Frontier disclaims, waives, releases and renounces all other remedies relating to the [***] contained herein. Nothing herein shall be construed as a waiver by Frontier of or be deemed to negate or impair Frontier's [***].

LA 581-13 ([***])                                        - 4-
Initials

Frontier  ________  Bombardier  ________

9.0
The provisions of this letter agreement are assignable as set forth in Article 18 of the Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect to any Aircraft not yet delivered.

10.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-13 ([***])                                        - 5 -
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Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-13 ([***])                                        - 6 -
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Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President Finance & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 14 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including all Agreements, Annexes and Schedules).

1.0	Bombardier shall make reasonable efforts to [***]. If Bombardier is unable to [***], in accordance with Article 1.7 of Annex B to the Agreement.

2.0	With respect to [***], Bombardier shall [***].

3.0
The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement in accordance with its terms, this Letter Agreement shall become automatically null and void with respect t0 any Aircraft not yet delivered.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-14 ([***])                                        - 1 -
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Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-14 ([***])                                        - 2 -
Initials

Frontier  ________  Bombardier  ________

AEROSPACE Bombardier Inc. 123 Garratt Boulevard, N17-27 Downsview, Ontario, Canada M3K 1Y5 www.bombardier.com TEL 416-633-7310 FAX 416-375-4533

September 1, 2006

Mr. Paul H. Tate
Senior Vice President & Chief Financial Officer
Frontier Airlines Holdings, Inc.
7001 Tower Road
Denver, Colorado
80249-7312
USA

SUBJECT: [***]

Letter Agreement No. 15 to Purchase Agreement No. PA-581 dated September 1, 2006 (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace (“Bombardier”) and Frontier Airlines Holdings, Inc. (“Frontier”) relating to the purchase of ten (10) Bombardier Q Series 400 Aircraft (“Aircraft”).

Dear Mr. Tate,

This Letter Agreement (“Letter Agreement”), when accepted and agreed to by Frontier contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All capitalized terms used but not defined herein shall have the same meaning given such terms in the Agreement (including related Letter Agreements, Annexes and Schedules).

1.0	In consideration of Frontier having entered into the Agreement, in the [***] in accordance with the terms and conditions set out herein.

2.0	Within [***] of receiving Frontier’s notice [***] as is practicable for Bombardier. In connection with [***].

3.0	The provisions of Article 18 shall apply equally to this Letter Agreement. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 581-15 ([***])                                        - 1 -
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Frontier  ________  Bombardier  ________

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC	Frontier Airlines Holdings, Inc.
Bombardier Aerospace
Regional Aircraft

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Ross Gray	Name: Paul H.Tate
Title: Director, Contracts	Title: Senior Vice President Finance &
Chief Financial Officer

(SIGNED ON FILE)	(SIGNED ON FILE)

Name: Marianella de la Barrera	Name: Jeff S. Potter
Title: Senior Account Executive, Contracts	Title: President & Chief Executive Officer

LA 581-15 ([***])                                        - 2 -
Initials

Frontier  ________  Bombardier  ________